                                     [LOGO]

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

                              ONE STATE FARM PLAZA
                        BLOOMINGTON, ILLINOIS 61710-0001

        OFFERED TO THE AGENTS AND EMPLOYEES OF THE STATE FARM INSURANCE
                          COMPANIES AND THEIR FAMILIES

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                           PROSPECTUS--APRIL 1, 1999

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          -----
INVESTMENTS, RISKS AND PERFORMANCE...................................................           3
        State Farm Growth Fund.......................................................           3
        State Farm Balanced Fund.....................................................           5
        State Farm Interim Fund......................................................           7
        State Farm Municipal Bond Fund...............................................           9
HOW THE FUNDS INVEST.................................................................          11
        Growth Fund..................................................................          11
        Balanced Fund................................................................          11
        Interim Fund.................................................................          12
        Municipal Bond Fund..........................................................          13
RISKS................................................................................          13
HOW TO BUY FUND SHARES...............................................................          15
        Who May Invest...............................................................          15
        Minimum Investments..........................................................          15
        How to Buy...................................................................          15
        Share Price..................................................................          16
HOW TO REDEEM FUND SHARES............................................................          17
        Signature Guarantee..........................................................          19
RETIREMENT PLANS.....................................................................          20
MANAGEMENT OF THE FUNDS..............................................................          21
DIVIDENDS, DISTRIBUTIONS AND TAXES...................................................          22
FINANCIAL HIGHLIGHTS.................................................................          24
        Growth Fund..................................................................          24
        Balanced Fund................................................................          25
        Interim Fund.................................................................          26
        Municipal Bond Fund..........................................................          27

-------
     2

                       INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

                             STATE FARM GROWTH FUND

WHAT IS GROWTH FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL
STRATEGIES?

    OBJECTIVE.  Growth Fund seeks long-term growth of capital and income.

    PRINCIPAL STRATEGIES. Growth Fund invests most of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the "Manager"), investment adviser to the State Farm Mutual Funds, chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains, or growth in income, or both. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund's investments are in large companies.

    The Fund generally keeps stocks as long as the Manager believes that they still have the potential, over the long-term, to generate capital gain or growth in income. In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in securities of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN GROWTH FUND?

    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a corporation and are subject to MARKET RISK. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in foreign securities present risks which in some ways may be greater than in U.S. investments, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices and political instability.

IS GROWTH FUND AN APPROPRIATE INVESTMENT FOR ME?

    Because of the variable nature of the stock market, Growth Fund should be considered a long-term investment, designed to provide the best results when held for several years or more. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

HOW HAS GROWTH FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). Of course, the Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                                                         -------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989              31.94%
1990               4.33%
1991              41.88%
1992               2.12%
1993               0.55%
1994               6.02%
1995              30.69%
1996              17.16%
1997              31.11%
1998              20.34%
Total Return

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 19.82%,
    during the fourth quarter of 1998.
Worst quarter: -11.90%,
    during the third quarter of 1990.

    The following table shows the Average Annual Total Return on an investment in the Fund compared to changes in the Standard & Poor's 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 1998:

                          GROWTH FUND    S&P 500 INDEX*
                         -------------  -----------------
1 year                         20.34%           28.58%
5 years                        20.70%           24.06%
10 years                       17.78%           19.19%

------------------------

* The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of Growth Fund. Returns of the S&P 500 Index do not reflect expenses.

WHAT ARE THE COSTS OF INVESTING IN GROWTH FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees                           .11%
Distribution (12b-1) fees                 None
Other expenses                            .01%
                                          ---
Total Annual Fund Operating Expenses      .12%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year                 $ 12

After 3 years                $ 39

After 5 years                $ 68

After 10 years               $154

-------
     4

                            STATE FARM BALANCED FUND

WHAT IS BALANCED FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL STRATEGIES?

    OBJECTIVE. Balanced Fund seeks income and some long-term growth of both principal and income.

    PRINCIPAL STRATEGIES. Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.

    Balanced Fund invests at least 25% of its total assets in fixed income securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are in longer-term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income and meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in the securities of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN BALANCED FUND?

    The Fund usually invests a majority of its assets in common stocks which are subject to MARKET RISK. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in bonds are subject to INTEREST RATE RISK and CREDIT RISK. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

IS BALANCED FUND AN APPROPRIATE INVESTMENT FOR ME?

    The Fund might be appropriate for you if you are seeking:

- long-term growth potential;

- a substantial measure of downside protection; and

- the convenience of a balanced portfolio in a single investment.

                                                                         -------

    Because the Fund usually invests the majority of its assets in common stocks, the Fund should be considered a long-term investment. The Fund is not an appropriate investment for you if you have a short-term investment horizon and are unwilling to accept share price fluctuations.

HOW HAS BALANCED FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). Of course, the Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989              25.70%
1990               9.99%
1991              39.21%
1992               5.38%
1993               3.30%
1994               5.01%
1995              25.07%
1996              13.07%
1997              22.16%
1998              13.49%
Total Return

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 14.66%,
    during the first quarter of 1991.

Worst quarter: -7.71%,
    during the third quarter of 1990.

    The following table shows the Average Annual Total Return on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 1998:

                                                    LEHMAN
                        BALANCED      S&P 500      INTERMED.
                          FUND        INDEX*        INDEX**
                       -----------  -----------  -------------
1 year                      13.49%       28.58%         6.73%
5 years                     15.54%       24.06%         6.08%
10 years                    15.74%       19.19%         8.14%

------------------------
 * The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the over-the-counter market. The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the common stock investments of Balanced Fund.

** The Lehman Brothers Intermediate Treasury Index contains approximately 130 U.S. Treasury securities with maturities ranging from one to ten years. Returns of the indices do not reflect expenses.

WHAT ARE THE COSTS OF INVESTING IN BALANCED FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees                           .12%
Distribution (12b-1) fees                 None
Other expenses                            .01%
                                          ---
Total Annual Fund Operating Expenses      .13%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year                   $  13

After 3 years                  $  42

After 5 years                  $  73

After 10 years                 $ 166

-------
     6

                            STATE FARM INTERIM FUND

WHAT IS INTERIM FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL
STRATEGIES?

    OBJECTIVE. Interim Fund seeks the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility).

    PRINCIPAL STRATEGIES. The Fund invests in high quality debt securities with short-and intermediate-term maturities, including:

- U.S. government obligations,

- high quality corporate obligations, and

- high quality commercial paper and other money market instruments.

    The Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in no more than 15 years. The Fund buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Fund usually holds the securities in which it invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager would sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio, or to adjust credit risk of the portfolio. Usually, the Manager would sell securities that produce the least amount of capital gains.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN INTERIM FUND?

    The chief risks of investing in Interim Fund are INTEREST RATE RISK, CREDIT RISK and INFLATION RISK, and you can lose money by investing in the Fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing in high quality securities.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IS AN INVESTMENT IN INTERIM FUND APPROPRIATE FOR ME?

    Interim Fund might be appropriate for you if you are seeking a temporary investment while you look for longer term investment alternatives or other uses for your money, or you want income from your investment with relative price stability.

    The Fund is not an appropriate investment for you if you are seeking long term growth of capital.

HOW HAS INTERIM FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the

                                                                         -------
periods indicated (and consequently, the potential rewards and risks of a Fund investment). Of course, the Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989              12.02%
1990               9.36%
1991              12.23%
1992               6.29%
1993               6.84%
1994              -0.78%
1995              12.51%
1996               4.17%
1997               7.08%
1998               7.84%
Total Return

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 6.33%,
    during the second quarter of 1989.

Worst quarter: -1.20%,
    during the first quarter of 1994.

    The table below shows the Average Annual Total Return on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 1998:

                                              LEHMAN
                                             1-5 YEAR
                       INTERIM FUND    U.S. TREASURY INDEX*
                      ---------------  ---------------------
1 year                        7.84%               7.75%
5 years                       6.07%               6.17%
10 years                      7.68%               7.73%

------------------------

 * The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 87 U.S. Treasury Securities with maturities ranging from one to five years. In preceding years, performance of the Interim Fund was compared to a Lehman Brothers Intermediate Treasury Index, which contains approximately 130 U.S. Treasury Securities with maturities ranging from one to ten years. The Lehman 1-5 Year Index more closely approximates the weighted average maturity of Interim Fund's portfolio. For the 12 months ended December 31, 1998, the Lehman Intermediate Index showed an increase of 6.73% and the 1-5 Year Index showed an increase of 7.75%, compared to Interim Fund's total return of 7.84% for the same period. The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses.

WHAT ARE THE COSTS OF INVESTING IN INTERIM FUND?

    Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees                           .15%
Distribution (12b-1) fees                 None
Other expenses                            .04%
                                          ---
Total Annual Fund Operating Expenses      .19%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year                 $  19

After 3 years                $  61

After 5 years                $ 107

After 10 years               $ 243

-------
     8

                         STATE FARM MUNICIPAL BOND FUND

WHAT IS MUNICIPAL BOND FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL STRATEGIES?

    OBJECTIVE. Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

    PRINCIPAL STRATEGIES.  Municipal Bond Fund normally invests so that either
(1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), meaning that up to 30% of the Fund's total assets may be invested in medium and lower-quality bonds.

    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond also may be sold if its credit risk increases significantly.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN MUNICIPAL BOND FUND?

    The chief risks of investing in Municipal Bond Fund are INTEREST RATE RISK, CREDIT RISK, and INFLATION RISK, and you can lose money by investing in the Fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds. Bonds rated BBB have speculative characteristics, and bonds rated below BBB are commonly referred to as "junk bonds" and present a higher degree of credit risk.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

IS AN INVESTMENT IN MUNICIPAL BOND FUND APPROPRIATE FOR ME?

    Municipal Bond Fund may be an appropriate investment for you if you want regular tax-free dividends, or to reduce taxes on your investment income.

    The Fund is not an appropriate investment for you if you are seeking long-term capital growth, or if you are investing through an IRA, 401(k) plan or some other kind of tax-deferred account.

HOW HAS MUNICIPAL BOND FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the changes in the Fund's

                                                                         -------
returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). Of course, the Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989              10.26%
1990               7.13%
1991              11.05%
1992               7.78%
1993               9.79%
1994              -2.54%
1995              13.37%
1996               4.24%
1997               7.27%
1998               6.05%
Total Return

The Fund's best and worst quarters during the last 10 years were:
Best quarter: 5.69%,
    during the second quarter of 1989.

Worst quarter: -3.23%,
    during the first quarter of 1994.

    The following table shows the Average Annual Total Return on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 1998:

                               MUNICIPAL      LEHMAN MUNI
                               BOND FUND      BOND INDEX*
                             -------------  ---------------
1 year                              6.05%           6.48%
5 years                             5.55%           6.22%
10 years                            7.36%           8.22%

------------------------

* The Lehman Brothers Municipal Bond Index includes approximately 47,000 municipal bonds that have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of at least one year. Returns of the Index do not reflect expenses.

WHAT ARE THE COSTS OF INVESTING IN MUNICIPAL BOND FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees                           .12%
Distribution (12b-1) fees                 None
Other expenses                            .03%
                                          ---
Total Annual Fund Operating Expenses      .15%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year                 $  15
After 3 years                $  48
After 5 years                $  85
After 10 years               $ 192

-------
     10

                              HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

GROWTH FUND

    COMMON STOCKS. Growth Fund invests most of its assets in income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, or growth in income, or both. Although there is no restriction on the size of the companies in which Growth Fund may invest, ordinarily most of the Fund's investments are in large companies.

    SHORT-TERM INVESTMENTS. Under ordinary circumstances, the Fund is substantially fully invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

    FOREIGN STOCKS. Growth Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

BALANCED FUND

    Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    COMMON STOCKS. The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.

    FIXED INCOME SECURITIES. Balanced Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are in longer-term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    In choosing bonds and preferred stocks for the portfolio, the Manager looks for issuers that it believes will be able to meet their obligations promptly even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

    The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Bbb) assigned by Moody's or S&P or, if unrated, determined by the Manager to be of comparable quality. Bonds rated BBB have speculative characteristics, and bonds rated below BBB are commonly referred to as "junk bonds" and present a higher degree of credit risk. For more information, see "Description of Bond Ratings" in the SAI.

    FOREIGN STOCKS. Like Growth Fund, Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income or meet credit standards (for bonds) or have the potential, over the

                                                                         -------
long-term, to generate capital gain (for common stocks).

    The Fund may be a complete investment program in that the Fund's investments are balanced among common stocks, convertible securities and both short-term and long-term fixed income investments.

INTERIM FUND

    Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.

    QUALITY.  The Fund invests in the following types of securities:

- Obligations of or guaranteed by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

- Corporate debt securities that Moody's or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

- Commercial paper and other money market instruments that Moody's rates Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

    One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager considers the reasons for the loss or change of the rating in determining whether or not to sell that security.

    MATURITY. Interim Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in no more than 15 years. The Manager from time to time may change the average maturity of the Fund's holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.

    The yields on securities that are generally of the same quality are usually (but not always) higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

    At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality but longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.

    The Fund usually holds the securities in which it invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager would sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio, or to adjust credit risk of the portfolio. Usually, the Manager would sell securities that produce the least amount of capital gains.

    SHORT-TERM INVESTMENTS. Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

-------
     12

MUNICIPAL BOND FUND

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.

    States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax.

    Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond also may be sold if its credit risk increases significantly.

    QUALITY. Under ordinary circumstances at least 70% of the Fund's total assets will consist of municipal bonds rated A or better by Moody's or S&P, money market securities and cash. Up to 30% of the Fund's total assets may be invested in municipal bonds that are unrated or rated less than A by Moody's or by S&P.

    Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated BBB have speculative characteristics, and bonds rated below BBB are commonly referred to as "junk bonds" and present a higher degree of credit risk.

    MATURITY. The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    SHORT-TERM INVESTMENTS. Assets that the Fund does not invest in municipal bonds it will hold as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund's assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.

                                     RISKS
--------------------------------------------------------------------------------

    Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.

    MARKET RISK. Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

                                                                         -------

    FOREIGN INVESTING. Growth Fund and Balanced Fund have the ability to invest up to 25% of their total assets in foreign securities. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations.

    Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.

    INTEREST RATE RISK. An investment in Interim Fund or Municipal Bond Fund is subject to interest rate risk, as is an investment in Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.

    CREDIT RISK. The bond investments of Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk--the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions.

    Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy.

    INCOME RISK. Income risk is the risk that the income from a Fund's bond investments will decline because of falling market interest rates. This risk applies to investments in Balanced Fund, Interim Fund and Municipal Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

    INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Inflation risk applies particularly to fixed-income investments, like those of Interim Fund, Municipal Bond Fund and the bond component of Balanced Fund.

    YEAR 2000 RISK. Some of today's computer systems cannot process date-related information, because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 or "Y2K" problem). The Manager is working to ensure the proper functioning of the computer systems on which the Funds depend for smooth operation. Based on review of internal and external systems to date, the Manager does not anticipate any material impact due to the Year 2000 problem on the delivery of services to the Funds. There can be no assurance, however, that the steps taken by the Manager will be sufficient to avoid any impact on the Funds.

    In addition, Year 2000 issues may affect the business results and prospects of issuers of stocks held by the Funds, or the ability of issuers of bonds held by the Funds to meet their interest and principal payment obligations to their bond holders. Although the Funds' management teams consider the status of issuers' preparations for Year 2000, it has not had a material effect on the decision to buy or sell securities thus far.

-------
     14

                             HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

WHO MAY INVEST

    Shares of the Funds may be purchased by current and retired agents and employees of the State Farm Insurance Companies and by their family members.

MINIMUM INVESTMENTS

                                   ALL FUNDS
                                    EXCEPT
                                   MUNICIPAL     MUNICIPAL
                                   BOND FUND     BOND FUND
                                 -------------  -----------
To open an account by check:       $      50     $    1000
To open an account by payroll
  deduction:                       $      20     $    1000
Subsequent investments by
  check:                           $      50     $     500
Subsequent investments by
  payroll deduction:               $      20     $     100

HOW TO BUY

    You may buy shares of any of the State Farm Funds by sending a written order, by exchanging from another of the State Farm Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.

    You may make subsequent investments at any time by mailing a check to the Manager along with the detachable investment slip found at the top of your confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

    IN WRITING. To open a new account in writing, complete and sign the Application and mail it to the Manager together with a check made payable to "State Farm Investment Management Corp.," an authorization for payroll deduction, or both.

    BY PAYROLL DEDUCTION. If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application.

    You may authorize, change or cancel your payroll deduction by completing and signing the reverse side of the detachable investment slip and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

    BY EXCHANGE. You may buy shares of any of the State Farm Mutual Funds by redeeming part or all of the shares in another State Farm Mutual Fund, without charge. You have to meet the minimum investment requirements of the Fund into which you are exchanging, and the written or telephone redemption requirements described in this prospectus.

    An exchange is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, please read the description of the Fund to be purchased in this prospectus.

    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names.

    BY TELEPHONE EXCHANGE. Before you can make an exchange by telephone, you must sign up for the Telephone Exchange Privilege. To sign up, choose the Telephone Exchange Privilege option on the account application or call the Manager for a separate Authorization Form.

    Once the Telephone Exchange Privilege has been established, you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing account by giving the Fund's name, registration of the

                                                                         -------
account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made. The registration of the Fund account to which an exchange is made must be exactly the same as that of the Fund account from which an exchange is made.

    The Manager and the Funds will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager, and their respective officers, directors, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction. To reduce the risk of loss, the registration of the account into which shares are exchanged must be identical with the registration of the originating account.

    The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

    During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

    Each Fund reserves the right at any time to suspend, limit, modify or terminate the telephone exchange privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

GENERAL POLICIES ON BUYING SHARES

- Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund's net asset value next determined after the Manager receives your purchase order.

- Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. You may, however, request in writing at any time to have your income dividends and capital gain distributions paid to you in cash.

- Stock certificates will not be issued unless you so request in writing. Certificates will be issued for full shares only.

- The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction. You will receive confirmation of your purchases by payroll deduction promptly after the end of each calendar quarter.

- Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

SHARE PRICE

    Each Fund buys and sells its shares each day at the net asset value per share. A Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value of each of Growth Fund, Balanced Fund and Interim Fund is computed daily at the close of regular session trading on the New York Stock Exchange ("NYSE"). The close of trading is usually 3:00 p.m. Central time, but is sometimes earlier. Shares of Municipal Bond Fund are priced at 1:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.

    Fund securities and assets are valued chiefly by quotations from the primary market in which they are

-------
     16
traded. If quotations are not readily available, they are valued by a method that the Board of Directors believes reflects a fair value.

    Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities-- traded primarily on foreign exchanges--a Fund's share price may change on days when the Fund is not open for purchase or sale.

                           HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

    You may redeem shares of any of the State Farm Mutual Funds by sending a written request, by telephone, by fax, by using our systematic withdrawal program, or by exchanging into another State Farm Mutual Fund.

    BY WRITTEN REQUEST. You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Investment Management Corp.
One State Farm Plaza
Bloomington, Illinois 61710-0001

    Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

    If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

    All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

    If you request a redemption of more than $50,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described below under "Signature Guarantee," unless the proceeds are to be electronically transferred to a pre-designated bank account.

    Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your redemption request, however, you may have the proceeds sent to another payee or to an address other than the address of record.

    BY TELEPHONE.  You can redeem shares by telephone by calling the Manager at
(309) 766-2029 or (800) 447-0740. You may redeem shares by telephone up to and including $50,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    You cannot redeem shares by telephone if you hold stock certificates for those shares. You generally may not use telephone redemption unless you have elected this option on your account application or until you have completed an Authorization Form for Telephone Redemption and Exchange Privileges. Your signature on the Authorization Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities. Telephone redemption is not available for IRA accounts.

    You may elect to have the proceeds of telephone redemptions electronically transferred to a pre-designated bank account. Your bank may charge you a fee for this service. To change the bank or account designated to receive your redemption proceeds, send a written request to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001. Any such requests must be signed by each shareowner, with each

                                                                         -------
signature guaranteed as described under "Signature Guarantee."

    During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.

    Although the Authorization Form authorizes the Funds and the Manager to tape-record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    By electing the Telephone Redemption Privilege, you authorize the Manager to act upon an instruction by telephone to redeem shares from any account for which such services have been elected. The Manager and the Funds will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

    BY FAX. You can also request a redemption by faxing your request to the Manager at (309) 766-2579. You may request a redemption by fax of up to and including $50,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares. Fax redemption is not available for IRA accounts.

    Unless you request electronic transfer, redemption proceeds requested by fax (up to and including $50,000) will be sent by check to the registered shareowner(s) at the address of record. However, upon specific written instruction (which may not be sent by fax) received at least one day prior to the redemption, redemption proceeds may be sent to another payee or to another address other than the address of record.

    You may elect to have the proceeds of fax redemptions electronically transferred to a bank previously designated in writing in a document on file with the Manager. Your bank may charge you a fee for this service. In order to change the bank or account designated to receive the proceeds, send a written request (your request may not be sent by fax), signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

State Farm Investment Management Corp.
One State Farm Plaza
Bloomington, IL 61710-0001

    SYSTEMATIC WITHDRAWAL PROGRAM. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis.

    You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by a shareowner or by a Fund. For more

-------
     18
information contact the Manager at the address shown above.

GENERAL REDEMPTION POLICIES:

- Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.

- The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

- Payment for shares redeemed will be mailed or electronically transferred within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected, which may take up to 15 days from the date of purchase. If you request payment by electronic transfer, your bank may charge you a fee for the incoming transfer.

- Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

SIGNATURE GUARANTEE

    A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear, together with the signature of each registered owner, either:

- on the written request for redemption, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

- on a separate "stock power," an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

- on the back of each stock certificate tendered for redemption; or

- on the Authorization Form for Telephone Redemption and Exchange Privileges.

                                                                         -------

                                RETIREMENT PLANS
--------------------------------------------------------------------------------

    Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible. MUNICIPAL BOND FUND DOES NOT ACCEPT INVESTMENTS BY RETIREMENT PLANS.

- TRADITIONAL IRAs allow anyone under 70 1/2 years of age with earned income to save up to $2,000 per year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined earned income is at least $4,000.

- ROLLOVER IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAs allow single taxpayers with earned income up to $95,000 per year, and married couples with earned income up to $150,000 per year, to contribute up to $2,000, or $4,000, respectively, per year. Contributions to Roth IRAs are not tax-deductible, but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home.

- OTHER RETIREMENT PLANS--The Funds may be used as investments in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, SEP-IRAs, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. The Funds do not offer prototypes of these plans.

    For more information about the tax advantages and consequences of investing in any of these plans, please consult your tax adviser.

-------
     20

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

    State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, is the investment adviser to the Funds and manages each Fund's business and affairs, subject to the overall supervision of each Fund's Board of Directors. Since 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the Funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company.

    For its services, the Manager receives a fee, calculated as a percentage of each Fund's average daily net assets. For the fiscal year ended November 30, 1998, the management fees paid by the Funds were:

Growth Fund                                                                 .11%
Balanced Fund                                                               .12%
Interim Fund                                                                .16%
Municipal Bond Fund                                                         .12%

    Each Fund employs a team approach to management. GROWTH FUND'S portfolio is managed by a team consisting of Paul Eckley, Steve Miller, James Freytag and John Concklin. BALANCED FUND is managed by a team consisting of Mr. Concklin, Mr. Eckley, Mr. Freytag, Mr. Miller, Kurt Moser and Donald Heltner. Mr. Moser and Mr. Heltner together manage INTERIM FUND, and Mr. Moser manages MUNICIPAL BOND FUND along with Julian Bucher.

    JULIAN BUCHER is an Investment Officer of the Manager, and Vice President of MUNICIPAL BOND FUND. In addition, he has held the following positions within the last five years: Vice President--Municipal Securities and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company, and State Farm General Insurance Company, since 1997; Vice President-- Municipal Securities, State Farm Indemnity Company and State Farm Lloyds, Inc., since 1997; prior to 1997, Investment Officer.

    JOHN CONCKLIN is an Investment Officer of the Manager, and is Vice President of GROWTH FUND and BALANCED FUND. In addition to his office with the Manager, Mr. Concklin has also held the following positions during the last five years:
Vice President-- Common Stocks and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company and State Farm General Insurance Company, since 1997; Vice President-- Common Stocks, State Farm Indemnity Company and State Farm Lloyds, Inc., since 1997; 1995-1997, Vice President--Fixed Income; prior to 1995, Investment Officer.

    PAUL ECKLEY is a Senior Vice President of the Manager, and Senior Vice President of GROWTH FUND and BALANCED FUND. During the last five years, Mr. Eckley has also held the following positions: Senior Vice President--Investments and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company, and State Farm General Insurance Company, since 1998; Senior Vice President--Investments, State Farm Indemnity Company and State Farm Lloyds, Inc. since 1998; 1995-1998 Vice President--Common Stocks; prior to 1995, Investment Officer.

    JAMES FREYTAG is an Investment Officer of the Manager, and Vice President of GROWTH FUND and BALANCED FUND. In addition, Mr. Freytag has also held the following positions during the last five years: Vice President--Common Stocks and Assistant Secretary-Treasurer, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life

                                                                         -------
and Accident Assurance Company, State Farm Annuity and Life Insurance Company, and State Farm General Insurance Company, since 1997; Vice President--Common Stocks, State Farm Indemnity Company and State Farm Lloyds, Inc., since 1997; prior to 1997, Investment Officer.

    DONALD HELTNER is an Investment Officer of the Manager and Vice President of BALANCED FUND and INTERIM FUND. During the past five years, Mr. Heltner has also held the following positions: Vice President--Fixed Income and Assistant Secretary-Treasurer, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, and State Farm Annuity and Life Insurance Company, since 1998; Vice President--Fixed Income, State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm General Insurance Company, State Farm Indemnity Company, and State Farm Lloyds, Inc., since 1998; prior to 1998, Vice President, Century Investment Management Co.

    STEVE MILLER is an Investment Officer of the Manager, becoming a member of the portfolio management team for GROWTH FUND and BALANCED FUND in 1991. In addition to his office with the Manager, Mr. Miller has also held the following positions during the past five years: Senior Investment Officer of State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance Company, State Farm General Insurance Company, State Farm Indemnity Company and State Farm Lloyds, Inc. since 1997; prior to 1997, Investment Officer.

    KURT MOSER is a Director and Senior Vice President of the Manager and Senior Vice President of all the State Farm Mutual Funds. During the last five years, Mr. Moser has held the following positions: Senior Vice President-Investments and Director, State Farm Life Insurance Company, State Farm Fire and Casualty Company, State Farm Life and Accident Assurance Company, and State Farm Annuity and Life Insurance Company, since 1998; Senior Vice President-Investments, State Farm Mutual Automobile Insurance Company, State Farm General Insurance Company, State Farm Indemnity Company, State Farm Lloyds, Inc., since 1998; prior to 1998, Vice President-Investments.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

    Growth Fund and Balanced Fund ordinarily pay dividends semi-annually in June and December, and capital gain distributions, if any, annually in December.

    Interim Fund and Municipal Bond Fund declare dividends daily and pay them quarterly. Shares of Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. Interim Fund and Municipal Bond Fund distribute any net realized capital gain, if any, annually in December.

    All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.

    TAXES ON DISTRIBUTIONS. Distributions are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

    Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year

-------
     22
and paid in January are taxable as if you received them on December 31.

    For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The tax rate of a capital gain depends on the length of time that the Fund held the asset it sold.

    Every January, each of your Funds will send you and the IRS a statement--called Form 1099-- showing the amount of every taxable distribution you received in the previous calendar year.

    TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

    Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

    A redemption is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed and their cost basis.

    To invest in any of the State Farm Mutual Funds, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                                                         -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the November 30, 1998 annual report. The annual report may be obtained from the Funds upon request without charge.

    PER SHARE INCOME AND CAPITAL CHANGES (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                  GROWTH FUND

                                                                          1998       1997       1996       1995       1994
                                                                        --------    -------    -------    -------     -----

Net asset value, beginning of year                                      $  39.48      34.55      29.40      22.63     22.21

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                                      .61        .62        .63        .50       .44

  Net gain or loss on investments
    (both realized and unrealized)                                          6.33       7.23       5.17       6.97       .43
                                                                        --------    -------    -------    -------     -----

    Total from investment operations                                        6.94       7.85       5.80       7.47       .87

LESS DISTRIBUTIONS:

  Net investment income                                                     (.64)      (.61)      (.53)      (.52)     (.45)

  Capital gain                                                             (1.13)     (2.31)      (.12)      (.18)     --
                                                                        --------    -------    -------    -------     -----

    Total distributions                                                    (1.77)     (2.92)      (.65)      (.70)     (.45)

Net asset value, end of year                                            $  44.65      39.48      34.55      29.40     22.63
                                                                        --------    -------    -------    -------     -----
                                                                        --------    -------    -------    -------     -----

TOTAL RETURN                                                               18.17%     24.80%     20.09%     33.67%     4.02%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year (millions)                                    $2,285.5    1,821.1    1,362.9    1,068.6     771.7

  Ratio of expenses to average net assets                                    .12%       .12%       .13%       .14%(a)   .14%

  Ratio of net investment income to average net assets                      1.47%      1.78%      1.88%      1.95%     2.00%

  Portfolio turnover rate                                                      1%         6%        16%         3%        3%

    Note: (a) The ratio based on net custodian expenses would have been .13% in 1995.

-------
     24

                                 BALANCED FUND

                                                                         1998       1997      1996      1995       1994
                                                                        -------    ------    ------    ------     ------

Net asset value, beginning of year                                      $ 46.09     42.04     37.76     31.12      30.88

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                                    1.54      1.40      1.39      1.25       1.03

  Net gain or loss on investments
    (both realized and unrealized)                                         4.14      5.45      4.38      6.77        .17
                                                                        -------    ------    ------    ------     ------

    Total from investment operations                                       5.68      6.85      5.77      8.02       1.20

LESS DISTRIBUTIONS:

  Net investment income                                                   (1.54)    (1.47)    (1.30)    (1.19)      (.89)

  Capital gain                                                             (.69)    (1.33)     (.19)     (.19)      (.07)
                                                                        -------    ------    ------    ------     ------

    Total distributions                                                   (2.23)    (2.80)    (1.49)    (1.38)      (.96)

Net asset value, end of year                                            $ 49.54     46.09     42.04     37.76      31.12
                                                                        -------    ------    ------    ------     ------
                                                                        -------    ------    ------    ------     ------

TOTAL RETURN                                                              12.72%    17.33%    15.78%    26.53%      3.98%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year
    (millions)                                                          $ 893.2     762.3     626.1     499.7      370.5

  Ratio of expenses to average net assets                                   .14%      .14%      .15%      .17%(a)    .17%

  Ratio of net investment income to average net assets                     3.34%     3.42%     3.63%     3.66%      3.36%

  Portfolio turnover rate                                                     2%        6%        9%        6%         4%

    Note: (a) The ratio based on net custodian expenses would have been .16% in 1995.

                                                                         -------

                                  INTERIM FUND

                                                                        1998      1997     1996       1995       1994
                                                                        ------    -----    -----      -----      -----

Net asset value, beginning of year                                      $ 9.85     9.98    10.15       9.72      10.52

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                                    .68      .69      .70        .70        .71

  Net gain or loss on investments
    (both realized and unrealized)                                         .13     (.13)    (.17)       .43       (.80)
                                                                        ------    -----    -----      -----      -----

    Total from investment operations                                       .81      .56      .53       1.13       (.09)

LESS DISTRIBUTIONS:

  Net investment income                                                   (.68)    (.69)    (.70)      (.70)      (.71)
                                                                        ------    -----    -----      -----      -----

    Total distributions                                                   (.68)    (.69)    (.70)      (.70)      (.71)

Net asset value, end of year                                            $ 9.98     9.85     9.98      10.15       9.72
                                                                        ------    -----    -----      -----      -----
                                                                        ------    -----    -----      -----      -----

TOTAL RETURN                                                              8.31%    5.87%    5.44%     11.91%      (.85%)

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year
    (millions)                                                          $154.1    112.8    107.6      104.7       94.3

  Ratio of expenses to average net assets                                  .21%     .22%     .23%(a)    .25%(a)    .22%

  Ratio of net investment income to average net assets                    6.80%    7.03%    7.03%      7.00%      7.00%

  Portfolio turnover rate                                                   14%      15%      17%        17%        15%

    Note: (a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

-------
     26

                              MUNICIPAL BOND FUND

                                                                         1998     1997     1996     1995      1994
                                                                        ------    -----    -----    -----     -----

Net asset value, beginning of year                                      $ 8.43     8.44     8.50     7.88      8.59

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                                    .45      .47      .48      .48       .48

  Net gain or loss on investments
    (both realized and unrealized)                                         .12     (.01)    (.06)     .62      (.69)
                                                                        ------    -----    -----    -----     -----

    Total from investment operations                                       .57      .46      .42     1.10      (.21)

  Net investment income                                                   (.45)    (.47)    (.48)    (.48)     (.48)

  Capital gain(a)                                                         --       --       --       --        (.02)
                                                                        ------    -----    -----    -----     -----

    Total distributions                                                   (.45)    (.47)    (.48)    (.48)     (.50)

Net asset value, end of year                                            $ 8.55     8.43     8.44     8.50      7.88
                                                                        ------    -----    -----    -----     -----
                                                                        ------    -----    -----    -----     -----

TOTAL RETURN                                                              6.82%    5.68%    5.21%   14.25%    (2.55%)

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year
    (millions)                                                          $363.1    336.4    321.1    307.4     269.9

  Ratio of expenses to average net assets                                  .15%     .15%     .16%     .17%(b)   .16%

  Ratio of net investment income to average net assets                    5.29%    5.61%    5.76%    5.80%     5.80%

  Portfolio turnover rate                                                    6%       6%       6%       7%        8%

    Notes: (a) Distributions representing less than $.01 were made in 1997 and 1996.
         (b) The ratio based on net custodian expenses would have been .16% in 1995.

                                                                         -------

    You can obtain more information about each Fund's investments in its semiannual and annual reports to shareowners. Those reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year.

    You may wish to read the Statement of Additional Information (SAI) for more information about the Funds. The SAI is incorporated into this prospectus, which means that it is considered to be part of this prospectus.

    You can obtain free copies of the Funds' semiannual and annual reports and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            STATE FARM MUTUAL FUNDS
                              ONE STATE FARM PLAZA
                        BLOOMINGTON, ILLINOIS 61710-0001
                                 (309) 766-2029
                                 (800) 447-0740

    Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's Public Reference Section, 450 5(th) Street, N.W., Washington, DC 20549-6009.

STATE FARM GROWTH FUND, INC.              811-1519
STATE FARM BALANCED FUND, INC.            811-1520
STATE FARM INTERIM FUND, INC.             811-2726
STATE FARM MUNICIPAL BOND FUND, INC.      811-2727

-------
     28

                            STATE FARM MUTUAL FUNDS

                          STATE FARM GROWTH FUND, INC.
                         STATE FARM BALANCED FUND, INC.
                         STATE FARM INTERIM FUND, INC.
                      STATE FARM MUNICIPAL BOND FUND, INC.

             ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710-0001
                        (309)766-2029     (800)447-0740

              STATEMENT OF ADDITIONAL INFORMATION -- APRIL 1, 1999

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc. (each, a "Fund," and collectively, the "Funds") dated April 1, 1999. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Funds at the address or telephone numbers shown above.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Information About the Funds................................................................................           2
Investment Techniques and Risks............................................................................           2
Investment Policies and Restrictions.......................................................................           6
Purchase and Redemption of Fund Shares.....................................................................           9
Investment Advisory and Other Services.....................................................................          10
Management Services Agreement..............................................................................          10
Service Agreement..........................................................................................          12
Underwriting Agreement.....................................................................................          12
Transfer Agent Agreement...................................................................................          12
Performance Information....................................................................................          12
Portfolio Transactions.....................................................................................          14
Additional Tax Considerations..............................................................................          14
Directors and Officers.....................................................................................          16
General Information........................................................................................          22
Description of Bond Ratings................................................................................          23
Financial Statements.......................................................................................          26

                          INFORMATION ABOUT THE FUNDS

    Each Fund is a diversified open-end management investment company organized as a corporation under the laws of the State of Maryland. The dates of each Fund's organization are: Growth Fund and Balanced Fund, December 9, 1966; Interim Fund, November 10, 1976; and Municipal Bond Fund, December 6, 1976. Each share of a Fund's capital stock is entitled to share pro rata in any dividends and other distributions on shares declared by the Board of Directors, to one vote per share in elections of directors and other matters presented to shareowners, and to equal rights per share in the event of liquidation. As separate legal entities, each Fund files a separate registration statement with the Securities and Exchange Commission. There is the possibility that one Fund may be liable for any statements, inaccuracy, or incomplete disclosure in the prospectus concerning another Fund.

                        INVESTMENT TECHNIQUES AND RISKS

COMMON STOCKS

    Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

FOREIGN SECURITIES

    Each of Growth Fund and Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. The Funds' investments in foreign securities may include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts
(GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

    Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Although Growth Fund and Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, eleven of the fifteen member countries of the European Union adopted a single European currency, the euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four European Union countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

    This change is likely to significantly impact the European capital markets in which Growth Fund and Balanced Fund may invest their assets. The euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations. The Manager is working with the providers of services to the Funds in the areas of clearance and settlement of trades in an effort to avoid any material impact on the Funds due to the euro conversion; there can be no assurance, however, that the steps taken by the Manager will be sufficient to avoid any adverse impact on the Funds.

DEBT SECURITIES

    In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

    Growth Fund may invest in fixed income investments such as United States government obligations, investment grade bonds and preferred stocks. Balanced Fund invests in fixed income securities that are "investment grade"-- that is, within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody's or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody's or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See "Description of Bond Ratings."

    Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

CONVERTIBLE SECURITIES

    Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

    The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

    By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Manager's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Manager's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MUNICIPAL BONDS

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to 17 years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund's portfolio.

    Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

    The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

DEFENSIVE INVESTMENTS

    Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS

    Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are essentially borrowings by a Fund. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Manager believes present minimum credit risks in accordance with guidelines approved by the Board of Directors. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

    A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

    A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

    A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

PORTFOLIO TURNOVER

    None of the Funds intends to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund's portfolio were replaced in a period of one year.

    Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

    In periods of relatively stable interest rate levels, Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

    Historical portfolio turnover rate information is set forth in the Funds' prospectus in the Financial Highlights table.

DIVERSIFICATION AND CONCENTRATION

    As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will invest more than 5% of its assets (valued at the time of investment) in the securities of any one issuer (other than obligations of the U.S. Government), except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, nor will it purchase more than 10% of the securities of any class of any issuer. Further, no Fund will concentrate its investments in any particular industry and will not purchase a security if, as a result of such purchase, more than 25% of its assets taken at market value would be invested in a particular industry.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The investment objective and certain fundamental investment policies of each Fund are described in the Funds' prospectus. Each Fund is also subject to certain restrictions upon its investments which provide that, without the approval of a majority of the Fund's shareowners, the Fund may not:

    GROWTH FUND AND BALANCED FUND ONLY:

    (1) Invest more than 5% of the market value of its assets (valued at the time of investment) in the securities of any one issuer, except that it may invest an aggregate of up to 25% of its assets (valued at time of investment) without subjection to that restriction, and excluding from such restriction investments in obligations of the U.S. government, and may not purchase more than 10% of the voting securities, more than 10% of the aggregate long-term debt, or more than 10% of any other class of security, of any issuer;

    (2) Invest more than 5% of the market value of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors;

    (3) Make loans except by the purchase of bonds or other obligations of types commonly distributed publicly or privately to financial institutions;

    (4) Borrow money from any source in excess of 10% of its gross assets (taken at cost), and then only as a temporary measure for extraordinary or emergency purposes; or mortgage, pledge or hypothecate in excess of 15% of its gross assets (taken at cost). [Neither Fund has never borrowed and has no present intention to do so. However, if any such borrowings were made by either Fund, the Fund would be required by the Investment Company Act of 1940 to maintain 300% asset coverage.];

    (5) Purchase or retain the securities of any issuer if those officers and directors of the Fund or the investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

    (6) Purchase securities on margin, sell securities short, or engage in puts or calls or any combination thereof;

    (7) Act as a securities underwriter or invest in real estate, commodities or commodity contracts;

    (8) Purchase the securities of any other investment company or investment trust, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, or except as a part of a plan of merger or consolidation;

    (9) Invest in the securities of a company for the purpose of exercising management or control; or

   (10) Concentrate its investments in any one industry. [However, the proportions of the Fund's assets invested in a particular industry or group of industries may shift from time to time depending upon management's appraisal of market and business conditions. Each Fund considers investment of 25% or more of the value of its total assets in any one industry to be concentration.]

    The preceding investment restrictions have been adopted by Growth Fund and Balanced Fund and, except for the bracketed language, which is explanatory, may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

    Each of Growth Fund and Balanced Fund has also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions each Fund may not:

    (a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

    (b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

    (c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value).

    If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

    INTERIM FUND AND MUNICIPAL BOND FUND ONLY:

    (1) Invest more than 5% of the Fund's total assets in securities of any one issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, which may be purchased without limitation;

    (2) Borrow money, except from banks for temporary or emergency procedures and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

    (3) Pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by subparagraph (2) above, the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value;

    (4) Underwrite any securities issued by other persons;

    (5) INTERIM FUND. Purchase or sell real estate, but the Fund may invest in securities secured by real estate or interests therein;

       MUNICIPAL BOND FUND. Purchase or sell real estate, but the Fund may invest in municipal bonds or money market instruments secured by real estate or interests therein;

    (6) Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs;

    (7) INTERIM FUND. Make loans to others (except to the extent that the purchase of debt securities may be deemed the making of a loan);

       MUNICIPAL BOND FUND. Make loans to others (except to the extent that the purchase of municipal bonds, money market instruments or U.S. treasury securities may be deemed the making of a loan);

    (8) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

    (9) Purchase or retain for the portfolio of the Fund the securities of any issuer, if, to the Fund's knowledge, those directors and officers of the Fund who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such outstanding securities;

   (10) Purchase more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class) except U.S. government obligations;

   (11) Purchase securities subject to restrictions on disposition under the Securities Act of 1933;

   (12) Purchase securities of other investment companies or investment trusts, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, and then only in an amount up to 5% of the value of the Fund's total assets, or except as a part of a plan of merger or consolidation;

   (13) Invest in the securities of a company for the purpose of exercising management or control;

   (14) Invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors;

   (15) Invest more than 25% of the value of the Fund's total assets in any one industry except that the Fund may invest more than 25% of the value of the Fund's total assets in certificates of deposit or bankers' acceptances of U.S. commercial banks when deemed advisable in view of yield differentials and money market conditions (this restriction is not applicable to municipal bonds and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

    For purposes of restriction number 15 above, each of Interim Fund and Municipal Bond Fund may invest more than 25% of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or bankers' acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest more than 25% of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

    For purposes of restrictions numbered 1, 9 and 10 above, the Funds will classify the issuer or issuers of a security according to the entity or entities which constitute the source of payment of interest and principal on the security.

    Other than for purposes of restriction number 3 above, if a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

    The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of
(i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings "How to Buy Fund Shares" and "How to Redeem Fund Shares." Determination of net asset value is set forth in the prospectus under the heading "How to Buy Fund Shares -- Share Price."

    Share purchase and redemption orders will be priced at a Fund's net asset value ("NAV") next computed after such orders are received by the Fund's transfer agent. The net asset value of Growth Fund, Balanced Fund and Interim Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE"), (currently at 3:00 p.m., Central time) on each day when the NYSE is open. Shares of Municipal Bond Fund are priced at 1:00 p.m. Central time. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value per share of each Fund is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

    Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

    Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

    Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

    If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of each Fund under the general supervision of the Board of Directors.

    Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Directors believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Directors as in the case of securities having a maturity of more than 60 days.

    Trading in the foreign securities of a Fund's portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund's foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the foreign securities in a Fund's portfolio. Those timing differences may have a significant effect on the Fund's NAV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    Each Fund has an Investment Advisory and Management Services Agreement, a Transfer Agent Agreement and an Underwriting Agreement with State Farm Investment Management Corp. (the "Manager"). There is a separate Service Agreement among each Fund, the Manager and State Farm Mutual Automobile Insurance Company ("Auto Company"). Each of these four agreements may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Board of Directors of each Fund including a majority of the directors who are not interested persons of any party to such agreement or by vote of a majority of the outstanding shares of the Fund and, in either case, by vote of a majority of the directors who are not interested persons of any party to such agreement, except in their capacity as directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

    Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company, which is an Illinois mutual insurance company.

                         MANAGEMENT SERVICES AGREEMENT

    Pursuant to the Investment Advisory and Management Services Agreements, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as directors, officers and agents of a Fund, without compensation from the Fund, if duly elected or appointed.

    Each agreement requires a Fund to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and directors who are not affiliated with the Manager; and (2) the cost of preparing and distributing stock certificates, reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

    As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

    GROWTH FUND AND BALANCED FUND:

AVERAGE DAILY NET ASSETS                                         RATE OF FEE
--------------------------------------------------------------  -------------
First $100 million............................................        0.20%
$100 million to $200 million..................................        0.15%
In excess of $200 million.....................................        0.10%

    INTERIM FUND AND MUNICIPAL BOND FUND:

AVERAGE DAILY NET ASSETS                                         RATE OF FEE
--------------------------------------------------------------  -------------
First $50 million.............................................        0.20%
$50 million to $100 million...................................        0.15%
In excess of $100 million.....................................        0.10%

    The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

    For the fiscal years ended November 30, 1998, 1997 and 1996, the Manager earned $2,221,492, $1,705,166 and $1,325,421, respectively, for its services as investment adviser to Growth Fund. For its services to Balanced Fund, the Manager earned $980,972, $829,724 and $699,356, respectively; for its services to Interim Fund, the Manager earned $199,209, $184,551 and $177,555, respectively; and for its services to Municipal Bond Fund, the Manager earned $425,519, $400,859 and $385,258. Neither the Manager nor any affiliated company receives any brokerage commissions from the Fund as such business is transacted with non-affiliated broker-dealers.

    Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in a manner considered equitable to the Fund. In some cases this procedure may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Board of Directors of each Fund, however, that the benefits available to a Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

    The obligation of performance under the management agreement between the Manager and a Fund is solely that of the Manager, for which the Auto Company assumes no responsibility.

                               SERVICE AGREEMENT

    Under the Service Agreement, the Auto Company makes available to the Manager the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager to perform its obligations to the Funds. The Manager reimburses the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreement. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

                             UNDERWRITING AGREEMENT

    Pursuant to the Underwriting Agreements between each Fund and the Manager, the Manager: (1) is the principal underwriter of the Fund's shares; (2) acts as agent of the Fund in the continuous sale of its shares; (3) prepares and distributes literature relating to the Fund and its investment performance; (4) distributes and pays for the printing of the Funds' Prospectus; (5) circulates advertising and public relations materials; and (6) pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. The Manager receives no discount, commission or other compensation as underwriter.

                            TRANSFER AGENT AGREEMENT

    The Transfer Agent Agreements between each Fund and the Manager appoint the Manager as the Fund's transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the issuance and cancellation of stock certificates;
(5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Funds.

                            PERFORMANCE INFORMATION

    Each Fund provides information on its "Average Annual Total Return" in its annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                        P (1 + T)to the power of n = ERV

Where:   P   =   the amount of an assumed initial
                 investment in shares of the Fund;
         T   =   average annual total return;
         n   =   number of years from initial investment
                 to the end of the period; and
       ERV   =   ending redeemable value of shares held
                 at the end of the period.

    For example, as of November 30, 1998 the Average Annual Total Return on a $1,000 investment in each Fund for the following periods was:

                                                 GROWTH FUND     BALANCED FUND    INTERIM FUND      MUNICIPAL BOND FUND
                                                --------------  ---------------  ---------------  -----------------------
1 Year........................................       18.17%           12.72%            8.31%                6.82%
5 Years.......................................       19.75%           15.04%            6.06%                5.75%
10 Years......................................       17.44%           15.57%            7.65%                7.42%

    Interim Fund and Municipal Bond Fund may also show their performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [ (  a-b + 1 )   to the power of 6 - 1 ]
               --
               cd

Where:   a   =   Dividends and interest earned during the
                 period;
         b   =   Expenses accrued for the period (net of
                 reimbursements);
         c   =   The average daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends; and
         d   =   The maximum offering price per share on
                 the last day of the period.

    In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

    Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

    The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

    A Fund may also cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar"), Lipper, Inc. ("Lipper") or another entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 90-day Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

    The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

                             PORTFOLIO TRANSACTIONS

    Each Fund's portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer's skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund's transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer's knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager is convinced that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer's financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

    A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund's portfolio transactions, and may cause the Fund to pay to a broker commissions that are higher than those obtainable from other brokers. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

    The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds' transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

    When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

    During the fiscal years ended November 30, 1998, 1997 and 1996, brokerage commissions paid by Growth Fund totaled $241,371, $195,621 and $342,724, respectively, and for Balanced Fund, brokerage commissions totaled $36,881, $57,525 and $93,836, respectively, in each case paid to brokers that provided research and other information to the Funds. During those same periods, neither Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

                         ADDITIONAL TAX CONSIDERATIONS

    Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

    A portion of each of Growth Fund's and Balanced Fund's ordinary dividends may be eligible for the 70% corporate dividends received deduction.

    Because capital gain distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

    Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

    Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund.

    Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations issued by "nonessential governmental issuers" are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax. For its fiscal year ending November 30, 1999, Interim Fund has a capital loss carry-forward of $3,215,248, and $92,150 of this carry-forward will expire if there are no capital gains to offset the loss against during the fiscal year ending November 30, 1999.

                             DIRECTORS AND OFFICERS

    The Board of Directors has overall responsibility for the conduct of the Funds' affairs. The Funds are not required to hold annual meetings of shareowners and do not intend to do so. Maryland law permits shareowners to remove directors under certain circumstances and requires each Fund to assist in shareowner communications.

    The directors and officers of the Funds, their principal occupations for the last five years and their affiliations, if any, with State Farm Investment Management Corp., the Funds' investment adviser and principal underwriter, are listed below. Unless otherwise noted, the address of each is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Edward B. Rust, Jr.*, Age    Director and President, State  CHAIRMAN OF THE BOARD, PRESIDENT, CEO, AND DIRECTOR
48                             Farm Growth Fund, Inc.,      -- State Farm Mutual Automobile Insurance Company;
                               State Farm Balanced Fund,    PRESIDENT, CEO, AND DIRECTOR -- State Farm Life
                               Inc., State Farm Interim     Insurance Company, State Farm Life and Accident
                               Fund, Inc., and State Farm   Assurance Company, State Farm Annuity and Life
                               Municipal Bond Fund, Inc.    Insurance Company, State Farm General Insurance
                                                            Company, State Farm Fire and Casualty Company, State
                                                            Farm Investment Management Corp., TRUSTEE, CHAIRMAN
                                                            OF THE BOARD AND PRESIDENT, State Farm Variable
                                                            Product Trust (since 1997); PRESIDENT, CEO, AND
                                                            DIRECTOR (SINCE 1997) -- State Farm VP Management
                                                            Corp.; PRESIDENT -- State Farm County Mutual
                                                            Insurance Company of Texas; DIRECTOR -- State Farm
                                                            Lloyds, Inc., State Farm International Services,
                                                            Inc.; CHAIRMAN OF THE BOARD, PRESIDENT, AND TREASURER
                                                            -- State Farm Companies Foundation

Roger S. Joslin*,            Director, Vice President and   VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, SENIOR VICE
Age 62                         Treasurer, State Farm        PRESIDENT, TREASURER, AND DIRECTOR -- State Farm
                               Growth Fund, Inc., State     Mutual Automobile Insurance Company; DIRECTOR --
                               Farm Balanced Fund, Inc.,    State Farm Life Insurance Company, State Farm Life
                               State Farm Interim Fund,     and Accident Assurance Company, State Farm Annuity
                               Inc., and State Farm         and Life Insurance Company; DIRECTOR, VICE PRESIDENT,
                               Municipal Bond Fund, Inc.    AND TREASURER -- State Farm General Insurance
                                                            Company, State Farm Lloyds, Inc., State Farm
                                                            Investment Management Corp., State Farm International
                                                            Services, Inc.; TRUSTEE, VICE PRESIDENT AND TREASURER
                                                            (SINCE 1997), State Farm Variable Product Trust;
                                                            DIRECTOR, VICE PRESIDENT, AND TREASURER (SINCE 1997)
                                                            -- State Farm VP Management Corp.; CHAIRMAN OF THE
                                                            BOARD, TREASURER, AND DIRECTOR -- State Farm Fire and
                                                            Casualty Company; TREASURER -- State Farm County
                                                            Mutual Insurance Company of Texas; ASSISTANT
                                                            TREASURER -- State Farm Companies Foundation

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Albert H. Hoopes,            Director, State Farm Growth    ATTORNEY; TRUSTEE -- State Farm Variable Product
Age 84                         Fund, Inc., State Farm       Trust (since 1997).
1001 North Main Street         Balanced Fund, Inc., State
Bloomington, IL 61701          Farm Interim Fund, Inc.,
                               and State Farm Municipal
                               Bond Fund, Inc.

Thomas M. Mengler,           Director, State Farm Growth    DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW (SINCE
Age 45                         Fund, Inc., State Farm       1993); TRUSTEE -- State Farm Variable Product Trust
Swanland Building              Balanced Fund, Inc., State   (since 1997).
601 E. John St.                Farm Interim Fund, Inc.,
Champaign, IL 61820            and State Farm Municipal
                               Bond Fund, Inc.

Davis U. Merwin,             Director, State Farm Growth    INVESTOR; TRUSTEE -- State Farm Variable Product
Age 70                         Fund, Inc., State Farm       Trust (since 1997).
P.O. Box 1665                  Balanced Fund, Inc., State
Bloomington, IL 61702          Farm Interim Fund, Inc.,
                               and State Farm Municipal
                               Bond Fund, Inc.

James A. Shirk,              Director, State Farm Growth    DIRECTOR AND PRESIDENT -- BEER NUTS, INC.; TRUSTEE --
Age 55                         Fund, Inc., State Farm       State Farm Variable Product Trust (since 1997).
103 North Robinson             Balanced Fund, Inc., State
Bloomington, IL 61701          Farm Interim Fund, Inc.,
                               and State Farm Municipal
                               Bond Fund, Inc.

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Kurt G. Moser,               Vice President, State Farm     SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE 1998)
Age 54                         Growth Fund, Inc., State     VICE PRESIDENT -- INVESTMENTS -- State Farm Mutual
                               Farm Balanced Fund, Inc.,    Automobile Insurance Company, State Farm County
                               State Farm Interim Fund,     Mutual Insurance Company of Texas, State Farm Lloyds,
                               Inc., and State Farm         Inc.; SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE
                               Municipal Bond Fund, Inc.    1998), VICE PRESIDENT -- INVESTMENTS, AND DIRECTOR --
                                                            State Farm Life Insurance Company, State Farm Life
                                                            and Accident Assurance Company, State Farm Annuity
                                                            and Life Insurance Company, State Farm Fire and
                                                            Casualty Company, State Farm General Insurance
                                                            Company; SENIOR VICE PRESIDENT -- INVESTMENTS (SINCE
                                                            1998), INVESTMENT OFFICER -- State Farm Indemnity
                                                            Company; SENIOR VICE PRESIDENT (SINCE 1997), VICE
                                                            PRESIDENT, AND DIRECTOR (PRIOR TO 1997) -- State Farm
                                                            Investment Management Corp.; VICE PRESIDENT (SINCE
                                                            1997) -- State Farm Variable Product Trust; DIRECTOR
                                                            (SINCE 1997) -- State Farm VP Management Corp.; VICE
                                                            PRESIDENT -- INVESTMENTS -- State Farm International
                                                            Services, Inc.; UNDERWRITER -- State Farm Lloyds,
                                                            Inc.

Paul N. Eckley,              Vice President, State Farm     SENIOR VICE PRESIDENT -- INVESTMENTS AND ASSISTANT
Age 44                         Growth Fund, Inc. and State  SECRETARY-TREASURER (SINCE 1998), VICE PRESIDENT --
                               Farm Balanced Fund, Inc.     COMMON STOCKS (SINCE 1995), AND INVESTMENT OFFICER
                                                            (PRIOR TO 1995) -- State Farm Mutual Automobile
                                                            Insurance Company, State Farm Fire and Casualty
                                                            Company; SENIOR VICE PRESIDENT -- INVESTMENTS AND
                                                            ASSISTANT SECRETARY-TREASURER (SINCE 1998) -- State
                                                            Farm General Insurance Company, State Farm Life
                                                            Insurance Company, State Farm Life and Accident
                                                            Assurance Company, State Farm Annuity and Life
                                                            Insurance Company, State Farm Indemnity Company,
                                                            State Farm County Mutual Insurance Company of Texas,
                                                            State Farm Lloyds, Inc.; SENIOR VICE PRESIDENT (SINCE
                                                            1997), AND INVESTMENT OFFICER (PRIOR TO 1997) --
                                                            State Farm Investment Management Corp.; VICE
                                                            PRESIDENT (SINCE 1997) -- State Farm Variable Product
                                                            Trust

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
John S. Concklin,            Vice President, State Farm     VICE PRESIDENT -- COMMON STOCKS AND ASSISTANT
Age 52                         Growth Fund, Inc. and State  SECRETARY-TREASURER (SINCE 1997), VICE PRESIDENT --
                               Farm Balanced Fund, Inc.,    FIXED INCOME (1995-1997), AND INVESTMENT OFFICER
                               and State Farm Interim       (PRIOR TO 1995) -- State Farm Mutual Automobile
                               Fund, Inc.                   Insurance Company, State Farm Life Insurance Company,
                                                            State Farm Fire and Casualty Company, State Farm Life
                                                            and Accident Assurance Company, State Farm Annuity
                                                            and Life Insurance Company, State Farm General
                                                            Insurance Company, VICE PRESIDENT -- COMMON STOCKS
                                                            (SINCE 1997), State Farm Indemnity Company, State
                                                            Farm Lloyds, Inc.; INVESTMENT OFFICER (SINCE 1995) --
                                                            State Farm Investment Management Corp.; VICE
                                                            PRESIDENT (SINCE 1997) -- State Farm Variable Product
                                                            Trust

David R. Grimes,             Assistant Vice President and   ASSISTANT VICE PRESIDENT OF ACCOUNTING -- State Farm
Age 56                         Secretary, State Farm        Mutual Automobile Insurance Company; ASSISTANT VICE
                               Growth Fund, Inc., State     PRESIDENT AND SECRETARY (SINCE 1994) -- State Farm
                               Farm Balanced Fund, Inc.,    Investment Management Corp., ASSISTANT VICE PRESIDENT
                               State Farm Interim Fund,     AND SECRETARY (SINCE 1997) -- State Farm Variable
                               Inc., and State Farm         Product Trust; ASSISTANT VICE PRESIDENT AND SECRETARY
                               Municipal Bond Fund, Inc.    (SINCE 1997) -- State Farm VP Management Corp.

Jerel S. Chevalier,          Assistant Secretary --         DIRECTOR OF MUTUAL FUND PROJECT (SINCE 1998);
Age 60                         Treasurer, State Farm        DIRECTOR OF MUTUAL FUNDS (1992-1998) -- State Farm
                               Growth Fund, Inc., State     Mutual Automobile Insurance Company; ASSISTANT
                               Farm Balanced Fund, Inc.,    SECRETARY -- TREASURER (SINCE 1994) -- State Farm
                               State Farm Interim Fund,     Investment Management Corp.; ASSISTANT
                               Inc., and State Farm         SECRETARY-TREASURER (SINCE 1997), State Farm Variable
                               Municipal Bond Fund, Inc.    Product Trust

Howard A. Thomas,            Assistant Secretary-           DIRECTOR OF MUTUAL FUNDS (SINCE 1998) -- State Farm
Age 51                         Treasurer, State Farm        Mutual Automobile Insurance Company; MANAGER OF
                               Growth Fund, Inc., State     ACCOUNTING BENEFITS (1988-1998) -- State Farm Mutual
                               Farm Balanced Fund, Inc.,    Automobile Insurance Company; ASSISTANT
                               State Farm Interim Fund,     SECRETARY-TREASURER (SINCE 1998) -- State Farm
                               Inc., and State Farm         Investment Management Corp., State Farm Variable
                               Municipal Bond Fund, Inc.    Product Trust

Donald O. Jaynes,            Assistant Secretary, State     ASSOCIATE GENERAL COUNSEL (SINCE 1993), State Farm
Age 50                         Farm Growth Fund, Inc.,      Mutual Automobile Insurance Company; ASSISTANT
                               State Farm Balanced Fund,    SECRETARY (SINCE 1998) -- State Farm Investment
                               Inc., State Farm Interim     Management Corp., State Farm Variable Product Trust
                               Fund, Inc., and State Farm
                               Municipal Bond Fund, Inc.

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
Michael L. Tipsord,          Assistant Secretary, State     VICE PRESIDENT AND ASSISTANT TREASURER (SINCE 1998),
Age 39                         Farm Growth Fund, Inc.,      EXECUTIVE ASSISTANT -- OPERATIONS (SINCE 1997),
                               State Farm Balanced Fund,    ASSISTANT CONTROLLER (1996-1997), DIRECTOR OF
                               Inc., State Farm Interim     ACCOUNTING (1995-1996), AND STAFF ASSOCIATE
                               Fund, Inc., and State Farm   (1991-1995) -- State Farm Mutual Automobile Insurance
                               Municipal Bond Fund, Inc.    Company; ASSISTANT SECRETARY -- State Farm Investment
                                                            Management Corp., ASSISTANT SECRETARY (SINCE 1997) --
                                                            State Farm Variable Product Trust; TREASURER (SINCE
                                                            1996) -- Insurance Placement Services, Inc.

Donald E. Heltner,           Vice President, State Farm     VICE PRESIDENT (SINCE 1998) -- State Farm Variable
Age 51                         Balanced Fund, Inc. and      Product Trust; VICE PRESIDENT -- FIXED INCOME AND
                               State Farm Interim Fund,     ASSISTANT SECRETARY-TREASURER, State Farm Life
                               Inc.                         Insurance Company, State Farm Life and Accident
                                                            Assurance Company, and State Farm Annuity and Life
                                                            Insurance Company (since 1998); VICE PRESIDENT --
                                                            FIXED INCOME, State Farm Mutual Automobile Insurance
                                                            Company, State Farm Fire and Casualty Company, State
                                                            Farm General Insurance Company, State Farm Indemnity
                                                            Company, and State Farm Lloyds, Inc. (since 1998);
                                                            prior to 1998, VICE PRESIDENT, Century Investment
                                                            Management Co.

Julian R. Bucher,            Vice President, State Farm     VICE PRESIDENT -- MUNICIPAL SECURITIES AND ASSISTANT
Age 56                         Municipal Bond Fund, Inc.    SECRETARY-TREASURER, State Farm Mutual Automobile
                                                            Insurance Company, State Farm Fire and Casualty
                                                            Company, State Farm Life Insurance Company, State
                                                            Farm Life and Accident Assurance Company, and State
                                                            Farm General Insurance Company (since 1997); VICE
                                                            PRESIDENT -- MUNICIPAL SECURITIES, State Farm
                                                            Indemnity Company and State Farm Lloyds, Inc. (since
                                                            1997); prior to 1997, INVESTMENT OFFICER, State Farm
                                                            Investment Management Corp.

                             POSITION(S) HELD WITH THE
NAME, AGE AND ADDRESS        FUNDS                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  -----------------------------  -----------------------------------------------------
James E. Freytag,            Vice President, State Farm     VICE PRESIDENT -- COMMON STOCKS AND ASSISTANT
Age 63                         Growth Fund, Inc. and State  SECRETARY-TREASURER, State Farm Mutual Automobile
                               Farm Balanced Fund, Inc.     Insurance Company, State Farm Fire and Casualty
                                                            Company, State Farm Life Insurance Company, State
                                                            Farm Life and Accident Assurance Company, State Farm
                                                            Annuity and Life Insurance Company, and State Farm
                                                            General Insurance Company (since 1997); VICE
                                                            PRESIDENT -- COMMON STOCKS, State Farm Indemnity
                                                            Company and State Farm Lloyds, Inc. (since 1997);
                                                            prior to 1997, INVESTMENT OFFICER, State Farm
                                                            Investment Management Corp.

------------------------

* Director who is an "interested person" of a Fund or of the Manager, as defined in the Investment Company Act of 1940.

    The directors and officers as a group owned less than one percent of each Fund's outstanding shares on December 31, 1998.

    Directors or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Directors who are not interested persons of any Fund received a fee of $900 for each meeting of the Board of Directors attended during the year ended November 30, 1998.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                                                                MUNICIPAL   FROM ALL FUNDS
                                           GROWTH     BALANCED      INTERIM       BOND         AND FUND
NAME OF DIRECTOR                            FUND        FUND         FUND         FUND       COMPLEX(10)*
----------------------------------------  ---------  -----------  -----------  -----------  --------------
Edward B. Rust, Jr......................  $       0   $       0    $       0    $       0     $        0
Albert H. Hoopes........................      4,500       2,250          750        1,500         18,000
Roger S. Joslin.........................          0           0            0            0              0
Thomas M. Mengler.......................      1,800         900          300          600          7,200
Davis U. Merwin.........................      4,500       2,250          750        1,500         18,000
James A. Shirk..........................      4,500       2,250          750        1,500         18,000

------------------------

*   Includes State Farm Variable Product Trust.

    Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

                              GENERAL INFORMATION

OWNERSHIP OF SHARES

    As of December 31, 1998, Continental Trust Company, 231 South LaSalle Street, Chicago, Illinois 60692, as trustee for numerous trusts created in connection with Self-Employed Individuals Retirement Plans for State Farm Independent Contractor Agents, owned of record in the aggregate the following number of shares, as to which it has sole right to vote and shared right of disposition:

                                                           PERCENTAGE OF
                                                            FUND SHARES
FUND                                      SHARES OWNED      OUTSTANDING
----------------------------------------  -------------  -----------------
Growth Fund.............................     7,087,425          13.73%
Balanced Fund...........................     2,371,667          12.88%
Interim Fund............................     2,498,831          16.18%

CUSTODY OF ASSETS

    The securities and cash of the Funds are held by The Chase Manhattan Bank ("Chase"), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Directors. Cash of the Funds is also held by Commerce Bank ("Commerce"), 120 S. Center Street, Bloomington, Illinois 61701, as custodian. Commerce receives payments from the Manager for sale of the Funds' shares and performs other duties, as directed by persons duly authorized by the Board of Directors.

INDEPENDENT AUDITORS

    The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

CODE OF ETHICS

    The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Directors of each Fund has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include each Fund's officers and directors and employees of the Manager. The Boards of Directors believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

YEAR 2000 INFORMATION

    Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Manager is taking steps that it believes are reasonably designed to address this problem in the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                          DESCRIPTION OF BOND RATINGS

    A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously re-viewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated inde-pendently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

    Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

    A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

    C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

    MUNICIPAL NOTES:

    MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    COMMERCIAL PAPER:

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1         Highest Quality
          Prime-2         Higher Quality
          Prime-3         High Quality

    If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

    AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C--The rating C is reserved for income bonds on which no interest is being paid.

    In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

    Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    MUNICIPAL NOTES:

    SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

    SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

    Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

    COMMERCIAL PAPER:

    A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

    A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                              FINANCIAL STATEMENTS

                          STATE FARM GROWTH FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS (98.2%)
AGRICULTURE, FOODS, & BEVERAGE (7.1%)
  3,003,997  Archer-Daniels-Midland Company            $   55,198,445
     92,000  Campbell Soup Company                          5,255,500
    930,000  Kellogg Company                               34,061,250
    291,000  Pioneer Hi-Bred International                  8,711,812
    104,000  Sara Lee Corp.                                 6,071,000
     81,600  Sysco Corp.                                    2,198,100
    573,800  The Coca-Cola Company                         40,201,862
    140,500  Unilever NV                                   10,862,406
      9,200  Vlasic Foods International Inc. (a)              198,950
                                                       --------------
                                                          162,759,325
                                                       --------------

BANKS (10.0%)
    172,361  ABN Amro Holding NV                            3,558,491
    120,825  AmSouth Bancorporation                         5,104,856
    715,322  Bank One Corporation                          36,704,960
    168,268  BankAmerica Corp.                             10,968,970
     90,000  First Security Corporation                     1,811,250
     43,500  First Virginia Banks Inc.                      1,952,062
     61,300  Golden West Financial                          5,804,344
    135,000  J P Morgan & Co. Inc.                         14,428,125
      6,200  M&T Bank Corp.                                 3,090,700
    809,800  National Commerce Bancorporation              14,677,625
     72,000  Northern Trust Co.                             5,814,000
    640,074  Pacific Century Financial Corp.               13,681,582
    830,316  Popular Inc.                                  24,701,901
    345,000  Southtrust Corp.                              12,678,750
     74,900  Suntrust Banks Inc.                            5,228,956
     62,000  TCF Financial                                  1,499,625
    238,900  Wachovia Corporation                          20,858,956
  1,220,000  Wells Fargo                                   43,920,000
     67,950  U.S. Bancorp                                   2,501,409
                                                       --------------
                                                          228,986,562
                                                       --------------

BUILDING MATERIALS & CONSTRUCTION (1.9%)
    346,400  Vulcan Materials Company                      43,429,900
                                                       --------------

CHEMICALS (7.0%)
    830,000  Air Products & Chemicals Inc.                 31,643,750
     81,000  Dow Chemical                                   7,887,375
    331,900  E.I. du Pont de Nemours & Co.                 19,499,125
    588,300  Great Lakes Chemical Corp.                    23,495,231
    561,000  International Flavors & Fragrances            23,491,875
     45,200  Praxair Inc.                                   1,726,075
    203,600  Raychem Corporation                            6,935,125
  1,410,300  Sigma-Aldrich Corporation                     45,305,887
                                                       --------------
                                                          159,984,443
                                                       --------------

COMMERCIAL SERVICE/SUPPLY (.1%)
     38,500  FDX Corp. (a)                                  2,497,687
                                                       --------------

                                                                       5 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
COMPUTER SOFTWARE AND SERVICES (3.6%)
     62,000  Automatic Data Processing Inc.            $    4,774,000
     30,800  Electronic Data Systems Corp.                  1,201,200
    567,800  Microsoft Corporation (a)                     69,271,600
    229,800  Oracle Corp. (a)                               7,870,650
                                                       --------------
                                                           83,117,450
                                                       --------------

COMPUTERS (6.2%)
    322,200  Compaq Computer Corp.                         10,471,500
  1,437,000  Hewlett-Packard Company                       90,171,750
    248,200  International Business Machines Corp.         40,953,000
                                                       --------------
                                                          141,596,250
                                                       --------------

CONSUMER & MARKETING (5.5%)
     91,900  Colgate Palmolive Co.                          7,868,937
  1,439,200  Hon Industries Inc.                           34,181,000
     43,728  Jostens Inc.                                   1,024,875
    142,200  McDonald's Corporation                         9,962,887
    339,400  Procter & Gamble Co.                          29,739,925
    589,000  Rubbermaid Incorporated                       19,473,812
     62,600  Steelcase Inc.                                 1,115,063
    500,000  The Gillette Company                          22,968,750
                                                       --------------
                                                          126,335,249
                                                       --------------

ELECTRONIC/ELECTRICAL MFG. (6.4%)
     91,900  Diebold Inc.                                   3,159,063
    109,400  Emerson Electric Co.                           7,111,000
    771,200  General Electric Company                      69,793,600
    483,600  Intel Corporation                             52,047,450
     52,700  KLA-Tencor Corp. (a)                           1,795,094
    175,800  Linear Technology Corp.                       12,316,988
                                                       --------------
                                                          146,223,195
                                                       --------------

ENGINEERING & CONSTRUCTION (.1%)
     14,600  ABB AB Sponsored ADR                           1,547,600
     14,000  ABB AG Sponsored ADR                           1,743,476
                                                       --------------
                                                            3,291,076
                                                       --------------

FINANCIAL SERVICES (.6%)
     36,400  Finova Group Inc.                              1,922,375
    558,450  MBNA Corporation                              12,669,834
                                                       --------------
                                                           14,592,209
                                                       --------------

HEALTH CARE (17.9%)
    105,600  Abbott Laboratories                            5,068,800
    716,100  Ballard Medical Products                      15,575,175
  1,550,000  Biomet Inc.                                   59,287,500
     29,800  Boston Scientific Corp. (a)                    1,475,100
    107,050  Covance Inc. (a)                               2,676,250
    947,200  Eli Lilly & Co.                               84,952,000
  1,240,800  Johnson & Johnson                            100,815,000
     40,000  Medtronic Inc.                                 2,707,500
    182,000  Merck & Co. Inc.                              28,187,250

---------
       6

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
    960,000  Pfizer Inc.                               $  107,160,000
     53,525  Quest Diagnostics Inc. (a)                       956,759
                                                       --------------
                                                          408,861,334
                                                       --------------

MACHINERY & MANUFACTURING (3.3%)
    133,800  Allied Signal Inc.                             5,887,200
    370,000  Caterpillar Inc.                              18,291,875
    428,200  Corning Incorporated                          17,181,525
     57,800  Deere & Company                                2,019,388
     70,000  Illinois Tool Works                            4,449,375
    173,200  Minnesota Mining & Manufacturing              13,910,125
    337,500  Osmonics Inc. (a)                              3,543,750
    425,000  Pall Corporation                               9,881,250
                                                       --------------
                                                           75,164,488
                                                       --------------

MEDIA & BROADCASTING (4.5%)
    155,433  Reuters Group PLC ADR                          8,937,398
    360,181  Scandinavian Broadcasting System SA (a)        9,454,751
  2,619,540  The Walt Disney Company                       84,316,444
                                                       --------------
                                                          102,708,593
                                                       --------------

MINING & METALS (.8%)
     36,700  Newmont Mining Corp.                             729,413
    195,000  Nucor Corporation                              8,190,000
    185,000  Rio Tinto PLC ADR                              8,880,000
     81,250  Steel Dynamics Inc. (a)                        1,107,031
                                                       --------------
                                                           18,906,444
                                                       --------------

OIL, GAS, & OTHER ENERGY (6.7%)
    244,000  Amoco Corp.                                   14,380,750
    440,400  Barrett Resources Corp. (a)                   10,762,275
    530,000  Chevron Corporation                           44,321,250
    612,200  Exxon Corporation                             45,953,263
     77,800  KN Energy Inc.                                 3,403,750
    237,100  Pennzoil Company                               8,802,338
    516,300  Royal Dutch Petroleum Company                 24,266,100
                                                       --------------
                                                          151,889,726
                                                       --------------

RETAILERS (1.8%)
    531,600  Wal-Mart Stores Inc.                          40,036,125
                                                       --------------

TELECOM & TELECOM EQUIPMENT (12.6%)
    450,000  ADC Telecommunications Inc. (a)               13,443,750
     86,000  Airtouch Communications Inc. (a)               4,918,125
    232,000  Ameritech Corp.                               12,557,000
    400,000  AT&T Corp.                                    24,925,000
    338,100  Cisco Systems Inc. (a)                        25,484,288
    290,200  Deutsche Telekom ADR                           8,216,288
    575,000  LM Ericsson Telephone Co. ADR                 15,884,375
    259,266  Lucent Technologies Inc.                      22,313,080
  1,023,729  MCI Worldcom Inc. (a)                         60,400,011
    264,000  Motorola Inc.                                 16,368,000
     57,700  Nextlink Communication (Class A) (a)           1,745,425

                                                                       7 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
     64,900  Nokia Corporation ADR                     $    6,360,200
    173,300  Northern Telecom Ltd.                          8,090,944
  1,192,200  SBC Communications                            57,151,088
    173,700  Tele Danmark AS ADR                            9,629,494
                                                       --------------
                                                          287,487,068
                                                       --------------

UTILITIES & ENERGY (2.1%)
     74,900  CMS Energy Corporation                         3,651,375
    132,000  Duke Energy Corp.                              8,258,250
     88,500  FPL Group Inc.                                 5,420,625
    390,900  Pacificorp                                     7,329,375
    288,000  Southern Co.                                   8,496,000
    166,000  Teco Energy Inc.                               4,461,250
     98,500  Texas Utilities Co. Holding Co.                4,389,406
    112,400  The AES Corp. (a)                              5,142,300
                                                       --------------
                                                           47,148,581
                                                       --------------
TOTAL COMMON STOCKS
  (cost $974,503,078)                                   2,245,015,705
                                                       --------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS (1.8%)
$13,215,000  General Motors Acceptance Corp., 4.860%,
               December, 1998                              13,227,500
  1,350,000  General Electric Capital Corp., 5.350%,
               December, 1998                               1,350,201
 27,000,000  U.S. Treasury Bills, 3.600%, January,
               1999                                        26,883,630
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $41,477,259)                                       41,461,331
                                                       --------------

TOTAL INVESTMENTS (100.0%)
  (cost $1,015,980,337)                                 2,286,477,036

LIABILITIES, LESS CASH AND OTHER ASSETS (0.0%)               (988,284)
                                                       --------------
NET ASSETS (100.0%)                                    $2,285,488,752
                                                       --------------
                                                       --------------

Notes:

(a)  Non-income producing security.
(b) At November 30, 1998, net unrealized appreciation of $1,270,496,699 consisted of gross unrealized appreciation of $1,285,409,124 and gross unrealized depreciation of $14,912,425 based on cost of $1,015,980,337 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
       8

                          STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $1,015,980,337)                                   $2,286,477,036
  Cash                                                       900,142
  Receivable for:
    Dividends and interest                $3,510,228
    Shares of the Fund sold                  832,238
    Sundry                                     8,859       4,351,325
                                          ----------
  Prepaid expenses                                            51,953
                                                      --------------
  Total assets                                         2,291,780,456
                                                      --------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed            4,287,916
    Securities purchased                   1,350,000
    Other (including $576,147 to
     Manager)                                653,788
                                          ----------
                                                           6,291,704
                                                      --------------
    Total liabilities                                      6,291,704
                                                      --------------
Net assets applicable to 51,183,621
  shares outstanding of
  $0.50 par value common stock
  (100,000,000 shares authorized)                     $2,285,488,752
                                                      --------------
                                                      --------------
Net asset value, offering price and
  redemption price per share                          $        44.65
                                                      --------------
                                                      --------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $  993,097,815
  Accumulated net realized gain on sales
    of investments                                         2,197,936
  Net unrealized appreciation of
    investments                                        1,270,496,699
  Undistributed net investment income                     19,696,302
                                                      --------------
  Net assets applicable to shares
    outstanding                                       $2,285,488,752
                                                      --------------
                                                      --------------

                See accompanying notes to financial statements.

                                                                       9 -------

                          STATE FARM GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
INVESTMENT INCOME:
  Dividends                               $ 29,997,754   24,033,712
  Interest                                   3,413,231    5,877,994
                                          ------------  -----------
                                            33,410,985   29,911,706
  Less: foreign withholding taxes              297,805      205,192
                                          ------------  -----------
  Total investment income                   33,113,180   29,706,514
EXPENSES:
  Investment advisory and management
    fees                                     2,221,492    1,705,166
  Professional fees                             55,382       37,364
  ICI dues                                      44,841       48,215
  Registration fees                             61,281       65,847
  Fidelity bond expense                          8,367        6,932
  Directors' fees                               16,259        9,900
  Reports to shareowners                        21,287       19,799
  Security evaluation fees                       3,237        3,463
  Franchise taxes                               17,495       15,568
  Custodian fees                                26,161       23,607
  Proxy and related expense                     31,777           --
  Other                                         10,745           --
                                          ------------  -----------
  Total expenses                             2,518,324    1,935,861
                                          ------------  -----------
Net investment income                       30,594,856   27,770,653
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                              2,197,936   52,537,716
  Change in net unrealized appreciation    306,511,650  270,232,368
                                          ------------  -----------
Net realized and unrealized gain on
  investments                              308,709,586  322,770,084
                                          ------------  -----------
Net change in net assets resulting from
  operations                              $339,304,442  350,540,737
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

---------
      10

                          STATE FARM GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED NOVEMBER 30,
                                          -----------------------------
                                               1998           1997
                                          --------------  -------------
FROM OPERATIONS:
  Net investment income                   $   30,594,856     27,770,653
  Net realized gain on sales of
    investments                                2,197,936     52,537,716
  Change in net unrealized appreciation      306,511,650    270,232,368
                                          --------------  -------------
Net change in net assets resulting from
  operations                                 339,304,442    350,540,737
Undistributed net investment income
  included in price of shares issued and
  redeemed                                       789,317      1,240,326
DISTRIBUTION TO SHAREOWNERS FROM:
  Net investment income (per share $.64
    in 1998, and $.61 in 1997)               (31,134,862)   (25,616,492)
  Net realized gain (per share $1.13 in
    1998, and $2.31 in 1997)                 (52,131,683)   (90,788,938)
                                          --------------  -------------
Total distributions to shareowners           (83,266,545)  (116,405,430)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                  334,952,191    252,636,657
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                             80,862,911    113,414,471
                                          --------------  -------------
                                             415,815,102    366,051,128
  Less payments for shares redeemed          208,248,185    143,241,394
                                          --------------  -------------
Net increase in net assets from Fund
  share transactions                         207,566,917    222,809,734
                                          --------------  -------------
Total increase in net assets                 464,394,131    458,185,367
                                          --------------  -------------
NET ASSETS:
  Beginning of year                        1,821,094,621  1,362,909,254
                                          --------------  -------------
  End of year (including undistributed
    net investment income of $19,696,302
    in 1998, and $19,446,991 in 1997)     $2,285,488,752  1,821,094,621
                                          --------------  -------------
                                          --------------  -------------

                See accompanying notes to financial statements.

                                                                       11-------

                          STATE FARM GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                  YEAR ENDED NOVEMBER 30,
                         ---------------------------------------------------------------------------------------------------------
                           1998        1997        1996        1995       1994      1993      1992      1991      1990      1989
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
Net asset value,
  beginning of year      $   39.48       34.55       29.40       22.63     22.21     23.05     20.33     16.77     16.90     13.34
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income       0.61        0.62        0.63        0.50      0.44      0.45      0.43      0.42      0.47      0.41
  Net gain or loss on
    investments (both
    realized and
    unrealized)               6.33        7.23        5.17        6.97      0.43     (0.60)     2.70      4.32      0.26      3.57
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
  Total from investment
    operations                6.94        7.85        5.80        7.47      0.87     (0.15)     3.13      4.74      0.73      3.98
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income      (0.64)      (0.61)      (0.53)      (0.52)    (0.45)    (0.45)    (0.41)    (0.54)    (0.40)    (0.42)
  Capital gains              (1.13)      (2.31)      (0.12)      (0.18)       --     (0.24)       --     (0.64)    (0.46)       --
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
  Total distributions        (1.77)      (2.92)      (0.65)      (0.70)    (0.45)    (0.69)    (0.41)    (1.18)    (0.86)    (0.42)
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year                   $   44.65       39.48       34.55       29.40     22.63     22.21     23.05     20.33     16.77     16.90
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
TOTAL RETURN                 18.17%      24.80%      20.09%      33.67%     4.02%    (0.65)%   15.42%    29.79%     4.27%    30.51%
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of year
  (millions)             $ 2,285.5     1,821.1     1,362.9     1,068.6     771.7     725.1     696.1     558.4     414.3     383.0
Ratio of expenses to
  average net assets          0.12%       0.12%       0.13%       0.14%(a)    0.14%    0.14%    0.16%     0.19%     0.21%     0.21%
Ratio of net investment
  income to average net
  assets                      1.47%       1.78%       1.88%       1.95%     2.00%     2.05%     1.99%     2.22%     2.84%     2.69%
Portfolio turnover rate          1%          6%         16%          3%        3%        2%        2%        1%       16%        9%

----------

(a)  The ratio based on net custodian expenses would have been .13% in 1995.

---------
      12

                         STATE FARM BALANCED FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

  SHARES                                                                         VALUE
-----------                                                                   ------------
COMMON STOCKS (65.8%)
AGRICULTURE, FOODS, & BEVERAGE (5.3%)
    812,494   Archer-Daniels-Midland Company                                  $ 14,929,577
     26,000   Campbell Soup Company                                              1,485,250
    310,000   Kellogg Company                                                   11,353,750
     81,000   Pioneer Hi-Bred International                                      2,424,937
     29,000   Sara Lee Corp.                                                     1,692,875
    190,000   The Coca-Cola Company                                             13,311,875
     25,600   Unilever NV                                                        1,979,200
              Vlasic Foods International
      2,600     Inc. (a)                                                            56,225
                                                                              ------------
                                                                                47,233,689
                                                                              ------------

BANKS (6.3%)
     48,666   ABN Amro Holding NV                                                1,004,737
     34,875   AmSouth Bancorporation                                             1,473,469
    184,100   Bank One Corporation                                               9,446,631
     25,650   First Security Corporation                                           516,206
     12,300   First Virginia Banks Inc.                                            551,962
     17,700   Golden West Financial                                              1,675,969
     38,400   J P Morgan & Co. Inc.                                              4,104,000
      1,900   M&T Bank Corp.                                                       947,150
     20,500   Northern Trust Co.                                                 1,655,375
              Pacific Century Financial
    180,960     Corp.                                                            3,868,020
    166,924   Popular Inc.                                                       4,965,989
     99,000   Southtrust Corp.                                                   3,638,250
     21,400   Suntrust Banks Inc.                                                1,493,987
     17,600   TCF Financial                                                        425,700
     19,251   U.S. Bancorp                                                         708,677
     75,700   Wachovia Corporation                                               6,609,556
    373,800   Wells Fargo                                                       13,456,800
                                                                              ------------
                                                                                56,542,478
                                                                              ------------

BUILDING MATERIALS & CONSTRUCTION (.7%)
     53,400   Vulcan Materials Company                                           6,695,025
                                                                              ------------

CHEMICALS (4.6%)
    230,000   Air Products & Chemicals Inc.                                      8,768,750
     23,000   Dow Chemical                                                       2,239,625
     63,000   E.I. du Pont de Nemours & Co.                                      3,701,250
    141,400   Great Lakes Chemical Corp.                                         5,647,162
              International Flavors &
    120,000     Fragrances                                                       5,025,000
     11,800   Praxair Inc.                                                         450,612
    220,000   Raychem Corporation                                                7,493,750
    245,500   Sigma-Aldrich Corporation                                          7,886,687
                                                                              ------------
                                                                                41,212,836
                                                                              ------------
COMMERCIAL SERVICE/SUPPLY (.1%)
      9,900   FDX Corp. (a)                                                        642,262
                                                                              ------------
COMPUTER SOFTWARE AND SERVICES (.9%)
      8,800   Electronic Data Systems Corp.                                        343,200
     63,000   Microsoft Corporation (a)                                          7,686,000
                                                                              ------------
                                                                                 8,029,200
                                                                              ------------

                                                                       15-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                                         VALUE
-----------                                                                   ------------
COMPUTERS (3.9%)
    377,000   Hewlett-Packard Company                                         $ 23,656,750
              International Business
     68,600     Machines Corp.                                                  11,319,000
                                                                              ------------
                                                                                34,975,750
                                                                              ------------
CONSUMER & MARKETING (3.5%)
    160,000   Hon Industries Inc.                                                3,800,000
     27,100   Jostens Inc.                                                         635,156
     16,900   McDonald's Corporation                                             1,184,056
     68,000   Procter & Gamble Co.                                               5,958,500
    172,800   Rubbermaid Incorporated                                            5,713,200
     17,800   Steelcase Inc.                                                       317,062
    300,000   The Gillette Company                                              13,781,250
                                                                              ------------
                                                                                31,389,224
                                                                              ------------
ELECTRONIC/ELECTRICAL MFG. (3.6%)
     10,100   Diebold Inc.                                                         347,188
     31,200   Emerson Electric Co.                                               2,028,000
    159,900   General Electric Company                                          14,470,950
    125,700   Intel Corporation                                                 13,528,463
     20,400   Linear Technology Corp.                                            1,429,275
                                                                              ------------
                                                                                31,803,876
                                                                              ------------
FINANCIAL SERVICES (.5%)
      9,900   Finova Group Inc.                                                    522,844
    160,650   MBNA Corporation                                                   3,644,747
                                                                              ------------
                                                                                 4,167,591
                                                                              ------------
HEALTH CARE (12.0%)
     38,700   Allergan Inc.                                                      2,355,863
    400,851   Ballard Medical Products                                           8,718,509
    405,000   Biomet Inc.                                                       15,491,250
     31,025   Covance Inc. (a)                                                     775,625
    212,000   Eli Lilly & Co.                                                   19,013,750
    198,000   Johnson & Johnson                                                 16,087,500
     10,800   Medtronic Inc.                                                       731,025
     50,000   Merck & Co. Inc.                                                   7,743,750
    320,000   Pfizer Inc.                                                       35,720,000
     15,512   Quest Diagnostics Inc. (a)                                           277,277
                                                                              ------------
                                                                               106,914,549
                                                                              ------------
MACHINERY & MANUFACTURING (2.0%)
     34,600   Allied Signal Inc.                                                 1,522,400
    100,000   Caterpillar Inc.                                                   4,943,750
    124,100   Corning Incorporated                                               4,979,513
     14,700   Deere & Company                                                      513,581
     20,000   Illinois Tool Works                                                1,271,250
              Minnesota Mining &
     47,700     Manufacturing                                                    3,830,906
     84,375   Osmonics Inc. (a)                                                    885,938
                                                                              ------------
                                                                                17,947,338
                                                                              ------------

---------
      16

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                                         VALUE
-----------                                                                   ------------
MEDIA & BROADCASTING (5.0%)
     42,000   Lee Enterprises                                                 $  1,176,000
     42,000   Lee Enterprises (Class B)                                          1,176,000
    173,333   Reuters Group PLC ADR                                              9,966,648
    993,495   The Walt Disney Company                                           31,978,120
                                                                              ------------
                                                                                44,296,768
                                                                              ------------
MINING & METALS (1.1%)
     29,200   Newmont Mining Corp.                                                 580,350
    160,000   Nucor Corporation                                                  6,720,000
     50,000   Rio Tinto PLC ADR                                                  2,400,000
     18,750   Steel Dynamics Inc. (a)                                              255,469
                                                                              ------------
                                                                                 9,955,819
                                                                              ------------
OIL, GAS, & OTHER ENERGY (5.2%)
     68,000   Amoco Corp.                                                        4,007,750
    144,000   Chevron Corporation                                               12,042,000
    152,000   Exxon Corporation                                                 11,409,500
    180,000   KN Energy Inc.                                                     7,875,000
     65,220   Pennzoil Company                                                   2,421,293
    188,700   Royal Dutch Petroleum Company                                      8,868,900
                                                                              ------------
                                                                                46,624,443
                                                                              ------------
RETAILERS (.4%)
     47,000   Wal-Mart Stores Inc.                                               3,539,688
                                                                              ------------
TELECOM & TELECOM EQUIPMENT (9.3%)
              ADC Telecommunications Inc.
    258,200     (a)                                                              7,713,725
              Airtouch Communications Inc.
     24,000     (a)                                                              1,372,500
     64,000   Ameritech Corp.                                                    3,464,000
    170,000   AT&T Corp.                                                        10,593,125
     83,000   Deutsche Telekom ADR                                               2,349,938
    136,000   LM Ericsson Telephone Co. ADR                                      3,757,000
    110,188   Lucent Technologies Inc.                                           9,483,055
    324,657   MCI Worldcom Inc. (a)                                             19,154,763
     64,000   Motorola Inc.                                                      3,968,000
              Nextlink Communication (Class
     14,900     A) (a)                                                             450,725
     44,600   Northern Telecom Ltd.                                              2,082,263
    385,800   SBC Communications                                                18,494,288
                                                                              ------------
                                                                                82,883,382
                                                                              ------------
UTILITIES & ENERGY (1.4%)
     20,800   CMS Energy Corporation                                             1,014,000
     36,000   Duke Energy Corp.                                                  2,252,250
     25,200   FPL Group Inc.                                                     1,543,500
     85,000   Pacificorp                                                         1,593,750
     80,000   Southern Co.                                                       2,360,000
     47,300   Teco Energy Inc.                                                   1,271,188
              Texas Utilities Co. Holding
     28,000     Co.                                                              1,247,750
     30,200   The AES Corp. (a)                                                  1,381,650
                                                                              ------------
                                                                                12,664,088
                                                                              ------------
TOTAL COMMON STOCKS
  (cost $248,178,937)                                                          587,518,006
                                                                              ------------

                                                                       17-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

 PRINCIPAL                                    COUPON         MATURITY
  AMOUNT                                       RATE            DATE              VALUE
-----------                                   -------   -------------------   ------------
CORPORATE BONDS (1.5%)
AGRICULTURE, FOODS, & BEVERAGE (.3%)
 $2,950,000   Archer-Daniels-Midland Company   5.870%   November 15, 2010     $  2,875,778
                                                                              ------------
CONSUMER & MARKETING (.6%)
  5,000,000   Avery Dennison                   5.900%   December 1, 2008         5,000,000
                                                                              ------------
TELECOM & TELECOM EQUIPMENT (.6%)
  5,000,000   US West Communications           5.625%   November 15, 2008        5,034,300
                                                                              ------------
TOTAL CORPORATE BONDS
  (cost $12,887,460)                                                            12,910,078
                                                                              ------------
LONG-TERM U.S. TREASURY OBLIGATIONS (26.7%)
    625,000   U.S. Treasury Bonds             13.125%   May 15, 2001               747,319
    680,000   U.S. Treasury Bonds             13.375%   August 15, 2001            830,375
              U.S. Treasury Bonds (principal
  5,000,000     only)                         14.250%   February 15, 2002        6,409,700
  2,570,000   U.S. Treasury Bonds             11.625%   November 15, 2002        3,202,991
  3,000,000   U.S. Treasury Bonds             10.750%   May 15, 2003             3,717,450
  5,500,000   U.S. Treasury Bonds             11.875%   November 15, 2003        7,207,585
  1,500,000   U.S. Treasury Bonds             11.625%   November 15, 2004        2,025,975
  1,785,000   U.S. Treasury Bonds              8.250%   May 15, 2005             1,870,251
  4,800,000   U.S. Treasury Bonds             10.750%   August 15, 2005          6,417,504
 11,500,000   U.S. Treasury Bonds              9.375%   February 15, 2006       14,695,045
  1,000,000   U.S. Treasury Bonds             10.375%   November 15, 2009        1,281,920
  7,000,000   U.S. Treasury Bonds             10.000%   May 15, 2010             8,952,720
  3,000,000   U.S. Treasury Notes              8.875%   February 15, 1999        3,025,530
  2,000,000   U.S. Treasury Notes              7.000%   April 15, 1999           2,017,220
  2,000,000   U.S. Treasury Notes              9.125%   May 15, 1999             2,039,480
  3,000,000   U.S. Treasury Notes              6.375%   July 15, 1999            3,030,450
  3,000,000   U.S. Treasury Notes              7.125%   September 30, 1999       3,058,680
  1,500,000   U.S. Treasury Notes              6.000%   October 15, 1999         1,516,815
  2,500,000   U.S. Treasury Notes              7.875%   November 15, 1999        2,574,250
  3,000,000   U.S. Treasury Notes              6.375%   January 15, 2000         3,054,870
  2,000,000   U.S. Treasury Notes              8.500%   February 15, 2000        2,088,780
  3,000,000   U.S. Treasury Notes              6.875%   March 31, 2000           3,084,810
  3,000,000   U.S. Treasury Notes              5.500%   April 15, 2000           3,033,750
  5,000,000   U.S. Treasury Notes              6.250%   May 31, 2000             5,115,150
  3,000,000   U.S. Treasury Notes              8.750%   August 15, 2000          3,199,530
  3,000,000   U.S. Treasury Notes              8.500%   November 15, 2000        3,215,460
  4,200,000   U.S. Treasury Notes              7.750%   February 15, 2001        4,473,420
  5,000,000   U.S. Treasury Notes              6.375%   March 31, 2001           5,191,350
  2,000,000   U.S. Treasury Notes              8.000%   May 15, 2001             2,155,360
  4,000,000   U.S. Treasury Notes              7.875%   August 15, 2001          4,327,000
  5,500,000   U.S. Treasury Notes              7.500%   November 15, 2001        5,932,135
  2,000,000   U.S. Treasury Notes              7.500%   May 15, 2002             2,180,140
  5,000,000   U.S. Treasury Notes              6.000%   July 31, 2002            5,227,750
  7,500,000   U.S. Treasury Notes              6.375%   August 15, 2002          7,933,875
  5,000,000   U.S. Treasury Notes              6.250%   February 15, 2003        5,299,400
  9,000,000   U.S. Treasury Notes              5.750%   August 15, 2003          9,412,830
  9,000,000   U.S. Treasury Notes              5.875%   February 15, 2004        9,532,260
  9,000,000   U.S. Treasury Notes              7.250%   May 15, 2004            10,092,420
  6,000,000   U.S. Treasury Notes              7.250%   August 15, 2004          6,751,740
  5,000,000   U.S. Treasury Notes              7.500%   February 15, 2005        5,730,300
  7,500,000   U.S. Treasury Notes              6.500%   May 15, 2005             8,237,925
  6,000,000   U.S. Treasury Notes              5.875%   November 15, 2005        6,413,460
  6,000,000   U.S. Treasury Notes              6.875%   May 15, 2006             6,775,440

---------
      18

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

 PRINCIPAL                                    COUPON         MATURITY
  AMOUNT                                       RATE            DATE              VALUE
-----------                                   -------   -------------------   ------------
 $3,000,000   U.S. Treasury Notes              7.000%   July 15, 2006         $  3,412,680
  4,000,000   U.S. Treasury Notes              6.500%   October 15, 2006         4,435,120
 10,000,000   U.S. Treasury Notes              6.250%   February 15, 2007       10,972,900
 11,000,000   U.S. Treasury Notes              6.625%   May 15, 2007            12,349,370
  4,000,000   U.S. Treasury Notes              6.125%   August 15, 2007          4,361,120
                                                                              ------------
TOTAL LONG-TERM U.S. TREASURY OBLIGATIONS
  (cost $228,033,881)                                                          238,611,605
                                                                              ------------
SHORT-TERM INVESTMENTS (5.7%)
              Ford Motor Credit Co., 4.88%
 11,695,000     to 5.160%, December, 1998                                       11,697,813
              General Electric Capital
                Corp., 5.350%, December,
 13,625,000     1998                                                            13,627,025
              U.S. Treasury Bills, 3.600% to
                4.760%, December, 1998 to
 26,000,000     February, 1999                                                  25,891,900
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $51,220,941)                                                            51,216,738
                                                                              ------------
TOTAL INVESTMENTS (99.7%)
  (cost $540,321,219)                                                          890,256,427
CASH AND OTHER ASSETS, LESS LIABILITIES (0.3%)                                   2,944,941
                                                                              ------------
NET ASSETS (100.0%)                                                           $893,201,368
                                                                              ------------
                                                                              ------------

Notes:

(a)  Non-income producing security.
(b) At November 30, 1998, net unrealized appreciation of $349,935,208 consisted of gross unrealized appreciation of $355,039,754 and gross unrealized depreciation of $5,104,546 based on cost of $540,321,219 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       19-------

                         STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $540,321,219)                                      $890,256,427
  Cash                                                      339,980
  Receivable for:
    Dividends and interest                $ 4,083,723
    Shares of the Fund sold                   571,633
    Securities sold                        22,912,757
    Sundry                                      4,725    27,572,838
                                          -----------
  Prepaid expenses                                           24,332
                                                       ------------
  Total assets                                          918,193,577
                                                       ------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed             1,079,750
    Securities purchased                   23,625,000
    Other (including $256,675 to
     Manager)                                 287,459
                                          -----------
                                                         24,992,209
                                                       ------------
    Total liabilities                                    24,992,209
                                                       ------------
Net assets applicable to 18,028,260
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                       $893,201,368
                                                       ------------
                                                       ------------
Net asset value, offering price and
  redemption price per share                           $      49.54
                                                       ------------
                                                       ------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                            $518,204,884
  Accumulated net realized gain on sales
    of investments                                          446,940
  Net unrealized appreciation of
    investments                                         349,935,208
  Undistributed net investment income                    24,614,336
                                                       ------------
  Net assets applicable to shares
    outstanding                                        $893,201,368
                                                       ------------
                                                       ------------

                See accompanying notes to financial statements.

---------
      20

                         STATE FARM BALANCED FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                             1998         1997
                                          -----------  -----------
INVESTMENT INCOME:
  Dividends                               $ 9,838,359    7,013,356
  Interest                                 19,172,814   17,286,259
                                          -----------  -----------
                                           29,011,173   24,299,615
  Less: foreign withholding taxes             113,470       83,157
                                          -----------  -----------
  Total investment income                  28,897,703   24,216,458
EXPENSES:
  Investment advisory and management
    fees                                      980,972      829,724
  Professional fees                            33,191       25,413
  ICI dues                                     20,048       21,227
  Registration fees                            20,140       17,826
  Fidelity bond expense                         4,827        4,990
  Directors' fees                               8,129        4,950
  Reports to shareowners                       11,907       12,077
  Security evaluation fees                      4,893        5,475
  Franchise taxes                              17,229       15,667
  Custodian fees                               17,454       22,820
  Proxy and related expense                    14,077           --
  Other                                           140          103
                                          -----------  -----------
  Total expenses                            1,133,007      960,272
                                          -----------  -----------
Net investment income                      27,764,696   23,256,186
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                               446,940   11,354,841
  Change in net unrealized appreciation    70,040,582   77,000,826
                                          -----------  -----------
Net realized and unrealized gain on
  investments                              70,487,522   88,355,667
                                          -----------  -----------
Net change in net assets resulting from
  operations                              $98,252,218  111,611,853
                                          -----------  -----------
                                          -----------  -----------

                See accompanying notes to financial statements.

                                                                       21-------

                         STATE FARM BALANCED FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 27,764,696   23,256,186
  Net realized gain on sales of
    investments                                446,940   11,354,841
  Change in net unrealized appreciation     70,040,582   77,000,826
                                          ------------  -----------
Net change in net assets resulting from
  operations                                98,252,218  111,611,853
Undistributed net investment income
  included in price of shares issued and
  redeemed                                     714,370      728,764
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income (per share $1.54
  in 1998, and $1.47 in 1997)              (26,507,020) (22,824,265)
Net realized gain (per share $.69 in
  1998, and $1.33 in 1997)                 (11,354,841) (19,696,852)
                                          ------------  -----------
Total distributions to shareowners         (37,861,861) (42,521,117)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                143,691,069  107,496,503
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           36,429,240   41,061,305
                                          ------------  -----------
                                           180,120,309  148,557,808
  Less payments for shares redeemed        110,302,865   82,191,577
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        69,817,444   66,366,231
                                          ------------  -----------
Total increase in net assets               130,922,171  136,185,731
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        762,279,197  626,093,466
                                          ------------  -----------
  End of year (including undistributed
    net investment income of $24,614,336
    in 1998, and $22,642,290 in 1997)     $893,201,368  762,279,197
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

---------
      22

                         STATE FARM BALANCED FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                ---------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995        1994      1993      1992      1991      1990      1989
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year                          $ 46.09     42.04     37.76     31.12       30.88     31.24     27.98     22.72     22.27     18.81
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income            1.54      1.40      1.39      1.25        1.03      0.98      0.98      0.94      1.06      0.92
  Net gain or loss on
    investments (both realized
    and unrealized)                4.14      5.45      4.38      6.77        0.17     (0.09)     3.29      5.81      0.74      3.61
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total from investment
    operations                     5.68      6.85      5.77      8.02        1.20      0.89      4.27      6.75      1.80      4.53
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income           (1.54)    (1.47)    (1.30)    (1.19)      (0.89)    (1.01)    (0.89)    (1.03)    (0.92)    (0.86)
  Capital gains                   (0.69)    (1.33)    (0.19)    (0.19)      (0.07)    (0.24)    (0.12)    (0.46)    (0.43)    (0.21)
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total distributions             (2.23)    (2.80)    (1.49)    (1.38)      (0.96)    (1.25)    (1.01)    (1.49)    (1.35)    (1.07)
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, end of year    $ 49.54     46.09     42.04     37.76       31.12     30.88     31.24     27.98     22.72     22.27
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
TOTAL RETURN                      12.72%    17.33%    15.78%    26.53%       3.98%     2.91%    15.43%    31.09%     8.29%    25.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $ 893.2     762.3     626.1     499.7       370.5     327.8     259.7     173.5     108.8      88.7
Ratio of expenses to average
  net assets                       0.14%     0.14%     0.15%     0.17%(a)    0.17%     0.19%     0.22%     0.26%     0.27%     0.29%
Ratio of net investment income
  to average net assets            3.34%     3.42%     3.63%     3.66%       3.36%     3.20%     3.29%     3.66%     4.87%     4.50%
Portfolio turnover rate               2%        6%        9%        6%          4%        4%        4%        1%       10%       10%

----------

(a)  The ratio based on net custodian expenses would have been .16% in 1995.

                                                                       23-------

                         STATE FARM INTERIM FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

 PRINCIPAL                                    COUPON         MATURITY
  AMOUNT                                       RATE            DATE              VALUE
-----------                                   -------   -------------------   ------------
LONG-TERM U.S. TREASURY OBLIGATIONS (95.5%)
              U.S. Treasury Bonds (principal
 $4,000,000     only)                         14.250%   February 15, 2002     $  5,127,760
  4,000,000   U.S. Treasury Bonds             11.625%   November 15, 2002        4,985,200
  2,000,000   U.S. Treasury Bonds             10.750%   May 15, 2003             2,478,300
  2,000,000   U.S. Treasury Bonds             11.125%   August 15, 2003          2,531,760
  1,000,000   U.S. Treasury Bonds             11.875%   November 15, 2003        1,310,470
  4,000,000   U.S. Treasury Notes              6.375%   January 15, 1999         4,009,240
  1,000,000   U.S. Treasury Notes              5.875%   March 31, 1999           1,004,360
  3,750,000   U.S. Treasury Notes              7.000%   April 15, 1999           3,782,287
  4,000,000   U.S. Treasury Notes              6.375%   July 15, 1999            4,040,600
  1,000,000   U.S. Treasury Notes              5.750%   September 30, 1999       1,008,580
  4,000,000   U.S. Treasury Notes              6.000%   October 15, 1999         4,044,840
  2,000,000   U.S. Treasury Notes              6.375%   January 15, 2000         2,036,580
  2,000,000   U.S. Treasury Notes              8.500%   February 15, 2000        2,088,780
  1,000,000   U.S. Treasury Notes              6.875%   March 31, 2000           1,028,270
  6,250,000   U.S. Treasury Notes              5.500%   April 15, 2000           6,320,313
  1,000,000   U.S. Treasury Notes              6.750%   April 30, 2000           1,028,280
  1,000,000   U.S. Treasury Notes              8.875%   May 15, 2000             1,058,990
  1,000,000   U.S. Treasury Notes              6.250%   May 31, 2000             1,023,030
  4,000,000   U.S. Treasury Notes              8.750%   August 15, 2000          4,266,040
  3,750,000   U.S. Treasury Notes              8.500%   November 15, 2000        4,019,325
  3,000,000   U.S. Treasury Notes              5.500%   December 31, 2000        3,052,020
  1,000,000   U.S. Treasury Notes              5.250%   January 31, 2001         1,013,180
  4,000,000   U.S. Treasury Notes              7.750%   February 15, 2001        4,260,400
  4,000,000   U.S. Treasury Notes              5.625%   February 28, 2001        4,086,720
  5,000,000   U.S. Treasury Notes              8.000%   May 15, 2001             5,388,400
  4,000,000   U.S. Treasury Notes              7.875%   August 15, 2001          4,327,000
  3,000,000   U.S. Treasury Notes              6.375%   September 30, 2001       3,138,300
  4,000,000   U.S. Treasury Notes              7.500%   November 15, 2001        4,314,280
  4,000,000   U.S. Treasury Notes              7.500%   May 15, 2002             4,360,280
  8,000,000   U.S. Treasury Notes              6.375%   August 15, 2002          8,462,800
  5,000,000   U.S. Treasury Notes              5.750%   November 30, 2002        5,195,800
  6,000,000   U.S. Treasury Notes              6.250%   February 15, 2003        6,359,280
  7,000,000   U.S. Treasury Notes              5.750%   April 30, 2003           7,305,340
  7,000,000   U.S. Treasury Notes              5.750%   August 15, 2003          7,321,090
  3,000,000   U.S. Treasury Notes              5.875%   February 15, 2004        3,177,420
  8,000,000   U.S. Treasury Notes              7.250%   May 15, 2004             8,971,040
  8,000,000   U.S. Treasury Notes              7.875%   November 15, 2004        9,283,520
                                                                              ------------
TOTAL LONG-TERM U.S. TREASURY OBLIGATIONS
  (cost $146,688,555)                                                          147,209,875
                                                                              ------------
SHORT-TERM INVESTMENTS (4.2%)
              Ford Motor Credit Co., 4.880%,
  4,480,000     December, 1998                                                   4,483,647
              U.S. Treasury Bills, 4.410%,
  2,000,000     February, 1999                                                   1,982,320
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $6,465,961)                                                              6,465,967
                                                                              ------------
TOTAL INVESTMENTS (99.7%)
  (cost $153,154,516)                                                          153,675,842
CASH AND OTHER ASSETS, LESS LIABILITIES (0.3%)                                     468,724
                                                                              ------------
NET ASSETS (100.0%)                                                           $154,144,566
                                                                              ------------
                                                                              ------------

Notes:

(a) At November 30, 1998, net unrealized appreciation of $521,326 consisted of gross unrealized appreciation of $2,120,931 and gross unrealized depreciation of $1,599,605 based on cost of $153,154,516 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
      26

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $153,154,516)                                     $153,675,842
  Cash                                                     603,260
  Receivable for:
    Interest                              $1,923,326
    Shares of the Fund sold                   20,000
    Sundry                                     3,544     1,946,870
                                          ----------
  Prepaid expenses                                           8,286
                                                      ------------
  Total assets                                         156,234,258
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       1,581,531
  Payable for:
    Shares of the Fund redeemed              427,582
    Other (including $60,844 to Manager)      80,579
                                          ----------
                                                           508,161
                                                      ------------
    Total liabilities                                    2,089,692
                                                      ------------
Net assets applicable to 15,450,980
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                      $154,144,566
                                                      ------------
                                                      ------------
Net asset value, offering price and
  redemption price per share                          $       9.98
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $156,838,488
  Accumulated net realized loss on sales
    of investments                                      (3,215,248)
  Net unrealized appreciation of
    investments                                            521,326
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $154,144,566
                                                      ------------
                                                      ------------

                See accompanying notes to financial statements.

                                                                       27-------

                         STATE FARM INTERIM FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER
                                                   30,
                                          ----------------------
                                             1998        1997
                                          ----------  ----------
INVESTMENT INCOME:
  Interest                                $8,742,391   7,939,168
EXPENSES:
  Investment advisory and management
    fees                                     199,209     184,551
  Professional fees                           19,501      17,993
  ICI dues                                     3,283       4,053
  Registration fees                           12,266       2,577
  Fidelity bond expense                        2,638       2,912
  Directors' fees                              2,709       1,650
  Reports to shareowners                       2,713       2,207
  Security evaluation fees                     1,862       2,094
  Franchise taxes                             12,547       9,391
  Custodian fees                               6,112      10,745
  Proxy and related expense                    2,950          --
  Other                                          140         122
                                          ----------  ----------
  Total expenses                             265,930     238,295
                                          ----------  ----------
Net investment income                      8,476,461   7,700,873
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                             (994,996)   (922,190)
  Change in net unrealized appreciation
    or depreciation                        2,484,327    (453,800)
                                          ----------  ----------
Net realized and unrealized gain (loss)
  on investments                           1,489,331  (1,375,990)
                                          ----------  ----------
Net change in net assets resulting from
  operations                              $9,965,792   6,324,883
                                          ----------  ----------
                                          ----------  ----------

                See accompanying notes to financial statements.

---------
      28

                         STATE FARM INTERIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $  8,476,461    7,700,873
  Net realized loss on sales of
    investments                               (994,996)    (922,190)
  Change in net unrealized appreciation
    or depreciation                          2,484,327     (453,800)
                                          ------------  -----------
Net change in net assets resulting from
  operations                                 9,965,792    6,324,883
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income (per share $.68
    in 1998, and $.69 in 1997)              (8,476,461)  (7,700,873)
                                          ------------  -----------
Total distributions to shareowners          (8,476,461)  (7,700,873)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                100,294,008   57,531,569
  Reinvestment of ordinary income
    dividends                                7,418,955    7,150,343
                                          ------------  -----------
                                           107,712,963   64,681,912
  Less payments for shares redeemed         67,903,936   58,104,026
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        39,809,027    6,577,886
                                          ------------  -----------
Total increase in net assets                41,298,358    5,201,896
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        112,846,208  107,644,312
                                          ------------  -----------
  End of year                             $154,144,566  112,846,208
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

                                                                       29-------

                         STATE FARM INTERIM FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                  YEAR ENDED NOVEMBER 30,
                           -----------------------------------------------------------------------------------------------------
                            1998      1997      1996      1995        1994        1993      1992      1991      1990      1989
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
Net asset value,
  beginning of year        $  9.85      9.98     10.15      9.72       10.52       10.46     10.50     10.16     10.17      9.86
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income       0.68      0.69      0.70      0.70        0.71        0.74      0.78      0.78      0.82      0.81
  Net gain or loss on
    investments (both
    realized and
    unrealized)               0.13     (0.13)    (0.17)     0.43       (0.80)       0.06     (0.04)     0.34     (0.01)     0.31
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
  Total from investment
    operations                0.81      0.56      0.53      1.13       (0.09)       0.80      0.74      1.12      0.81      1.12
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income      (0.68)    (0.69)    (0.70)    (0.70)      (0.71)      (0.74)    (0.78)    (0.78)    (0.82)    (0.81)
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
  Total distributions        (0.68)    (0.69)    (0.70)    (0.70)      (0.71)      (0.74)    (0.78)    (0.78)    (0.82)    (0.81)
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
Net asset value, end of
  year                     $  9.98      9.85      9.98     10.15        9.72       10.52     10.46     10.50     10.16     10.17
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
TOTAL RETURN                  8.31%     5.87%     5.44%    11.91%      (0.85)%      7.82%     7.19%    11.41%     8.27%    11.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)               $ 154.1     112.8     107.6     104.7        94.3       103.7      85.9      66.8      52.7      42.2
Ratio of expenses to
  average net assets          0.21%     0.22%     0.23%(a)    0.25%(a)    0.22%     0.25%     0.27%     0.28%     0.30%     0.31%
Ratio of net investment
  income to average net
  assets                      6.80%     7.03%     7.03%     7.00%       7.00%       7.00%     7.30%     7.65%     8.12%     8.16%
Portfolio turnover rate         14%       15%       17%       17%         15%         15%       15%       14%       14%       17%

----------

(a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

---------
      30

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
LONG-TERM MUNICIPAL BONDS (98.3%)
ALABAMA (1.3%)
 $2,465,000   Limestone County Board of Education,
                Alabama, Capital Outlay Tax Antic
                Warrants, Series 1998                    4.900%   July 1, 2015           Aaa    $  2,458,246
  2,200,000   The Water Works and Sewer Board,
                Birmingham, Alabama, Water and Sewer
                Revenue Bonds, Series 1994               4.750%   January 1, 2005        Aa        2,284,656
                                                                                                ------------
                                                                                                   4,742,902
                                                                                                ------------

ALASKA (1.2%)
  1,505,000   Anchorage, Alaska, General Obligation
                General Purpose Refunding Bonds          4.600%   February 1, 2003       Aaa       1,546,448
  1,500,000   Municipality of Anchorage, Alaska, 1993
                General Obligation Refunding School
                Bonds, Series B                          4.900%   September 1, 2003      Aaa       1,564,410
  1,100,000   Municipality of Anchorage, Alaska, 1994
                General Obligation School Bonds          5.400%   July 1, 2005           Aaa       1,184,392
                                                                                                ------------
                                                                                                   4,295,250
                                                                                                ------------

ARIZONA (6.2%)
  2,340,000   City of Phoenix, Arizona, General
                Obligation Refunding Bonds, Ser. 1993
                A                                        5.300%   July 1, 2006           Aa1       2,534,080
  2,000,000   Deer Valley Unified School District No.
                97 of Maricopa County, Arizona, School
                Improvement Bonds, Project of 1992,
                Series A (1993)                          5.125%   July 1, 2004           Aaa       2,120,820
  1,000,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1990A     7.100%   July 1, 2004           A1        1,154,510
  1,000,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1994A     7.100%   July 1, 2008           A1        1,215,220
  1,200,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1994A     7.000%   July 1, 2009           A1        1,462,860
  2,500,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1994A     7.000%   July 1, 2010           A1        3,074,675
  4,250,000   Mesa Unified School District No. 4 of
                Maricopa County, Arizona, School
                Improvement Bonds, Project of 1995,
                Series D (1997)                          4.750%   July 1, 2010           Aaa       4,358,332
  1,000,000   Pima County, Arizona, General Obligation
                Refunding Bonds, Ser. 1992               6.300%   July 1, 2002           A1        1,085,060
  2,250,000   Pima County, Arizona, Unified School
                District No. 1, Tucson School
                Improvement Bonds, Ser. 1990 B
                (Prerefunded to 7-1-2000 @ 101)          6.900%   July 1, 2002            A        2,390,535
  3,000,000   Tempe Union High School District No.
                213, Maricopa County, Arizona, School
                Improvement General Obligation Bonds,
                Project of 1989, Ser. 1992B
                (Prerefunded to 7-1-2001 @ 101)          5.875%   July 1, 2002           A+        3,192,060
                                                                                                ------------
                                                                                                  22,588,152
                                                                                                ------------

CALIFORNIA (5.3%)
  3,000,000   City of Los Angeles, California,
                Department of Water and Power,
                Electric Plant Refunding Revenue
                Bonds, Second Issue of 1993              4.800%   November 15, 2004      Aa3       3,153,030
  3,500,000   City of Los Angeles, California,
                Wastewater System Rev. Bonds, Ser.
                1990 B (Prerefunded to 6-1-2000 @ 102)   6.900%   June 1, 2004           Aaa       3,752,420
  2,830,000   Sacramento County, California, Sanitary
                District Financing Authority Revenue
                Bonds, 1995                              5.000%   December 1, 2007       Aa3       3,039,986
  1,500,000   Sacramento County, California, Sanitary
                District Financing Authority Revenue
                Bonds, 1995                              5.000%   December 1, 2008       Aa3       1,600,770
  1,400,000   San Diego County, California, Water
                Authority Water Rev. Certificates of
                Participation, Ser. 1991A                6.000%   May 1, 2001            Aa3       1,482,040
    400,000   State of California, General Obligation
                Veterans Bonds, Series AL                9.600%   April 1, 2001          Aa3         453,856
    400,000   State of California, Variable Purpose
                General Obligation Bonds                 9.000%   April 1, 1999          Aa3         407,996
  3,000,000   State of California, Various Purpose
                General Obligation Bonds                 5.900%   February 1, 2000       Aa3       3,094,020

                                                                       33-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $2,000,000   State of California, Various Purpose
                General Obligation Bonds                 6.000%   October 1, 2006        Aa3    $  2,271,000
                                                                                                ------------
                                                                                                  19,255,118
                                                                                                ------------

COLORADO (3.6%)
  2,000,000   Arapahoe County School District # 6,
                Colorado, Littleton Public Schools
                General Obligation Improvement Bonds,
                Series 1995A                             5.000%   December 1, 2007       Aa2       2,137,480
  2,620,000   Cherry Creek School District No. 5,
                Arapahoe County, Colorado, General
                Obligation Improvement Bonds, Ser.
                1990 (Prerefunded to 12-15-2000 @ 101)   7.000%   December 15, 2003      Aa2       2,825,801
  2,000,000   Jefferson County, Colorado, School
                District No. R-1 General Obligation
                Bonds, Ser. 1992 (Prerefunded to
                12-15-2002 @ 101)                        5.750%   December 15, 2003      Aaa       2,169,020
  2,540,000   Mesa County Valley School District No.
                51, County of Mesa, State of Colorado,
                General Obligation Bonds, Series 1996    5.300%   December 1, 2010       Aaa       2,708,021
  3,135,000   St. Vrain School District # R3-1J,
                Colorado, General Obligation, Ser.
                1997                                     5.000%   December 15, 2012      Aaa       3,234,881
                                                                                                ------------
                                                                                                  13,075,203
                                                                                                ------------

DELAWARE (.7%)
  1,125,000   The State of Delaware, General
                Obligation Bonds, Series 1994B
                (Prerefunded to 12-1-2004 @ 100)         6.000%   December 1, 2011       Aa1       1,248,446
  1,125,000   The State of Delaware, General
                Obligation Bonds, Series 1994B
                (Prerefunded to 12-1-2004 @ 100)         6.000%   December 1, 2012       Aa1       1,248,446
                                                                                                ------------
                                                                                                   2,496,892
                                                                                                ------------

FLORIDA (2.7%)
  2,000,000   Alachua County School District, Alachua
                County, Florida, General Obligation
                Refunding Bonds, Series 1994             4.500%   July 1, 2004           Aaa       2,066,760
  3,000,000   City of Lakeland, Florida, Electric and
                Water Rev., Ser. 1989 (Prerefunded to
                10-1-1999 @ 102)                         6.900%   October 1, 2003        A1        3,151,770
    500,000   Orlando Utilities Commission, Florida,
                Water and Electric Rev., Ser. 1983
                (Escrowed to maturity)                   9.600%   October 1, 1999        Aaa         526,705
  2,000,000   School District of Leon County, Florida,
                General Obligation Refunding Bonds,
                Ser. 1991                                5.850%   July 1, 2001           A1        2,105,860
  2,000,000   State of Florida, State Board of
                Education, Public Education Capital
                Outlay Refunding Bonds, 1995 Series C    5.125%   June 1, 2008           Aa2       2,125,940
                                                                                                ------------
                                                                                                   9,977,035
                                                                                                ------------

GEORGIA (7.8%)
  2,100,000   Cherokee County School Systems, Georgia,
                General Obligation School, Series 1993   4.900%   February 1, 2004       A2        2,194,353
  1,055,000   Columbia County, Georgia, General
                Obligation Bonds (Courthouse/Detention
                Center Projects), Series 1998            4.700%   February 1, 2013       A+        1,045,674
  1,195,000   Columbia County, Georgia, General
                Obligation Bonds (Courthouse/Detention
                Center Projects), Series 1998            4.800%   February 1, 2014       A+        1,188,559
  1,205,000   DeKalb County School District, Georgia,
                General Obligation Refunding Bonds,
                Series 1993                              5.100%   July 1, 2004           Aa        1,277,529
  3,215,000   Forsyth County School District, Georgia,
                General Obligation Bonds, Series 1995
                (Prerefunded to 7-1-2005 @ 102)          5.050%   July 1, 2007           Aaa       3,462,073
  4,000,000   Gwinnett County Water & Sewer Authority,
                Georgia, Revenue Series 1998             5.000%   August 1, 2011         Aaa       4,209,520
  1,500,000   Municipal Electric Authority of Georgia,
                General Power Rev. Bonds, 1993A Series   5.000%   January 1, 2004        A3        1,559,955
  3,590,000   State of Georgia, General Obligation
                Bonds, 1996 C                            6.250%   August 1, 2009         Aaa       4,207,265
  3,000,000   State of Georgia, General Obligation
                Bonds, Series 1994B                      6.250%   April 1, 2012          Aaa       3,528,570
  3,000,000   State of Georgia, General Obligation
                Bonds, Series 1995B                      5.750%   March 1, 2012          Aaa       3,377,460

---------
      34

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $2,000,000   State of Georgia, General Obligation
                Bonds, Series 1995C                      5.700%   July 1, 2011           Aaa    $  2,249,140
                                                                                                ------------
                                                                                                  28,300,098
                                                                                                ------------

HAWAII (2.8%)
  4,000,000   City and County of Honolulu, Hawaii,
                General Obligation Bonds, Series 1996A   5.400%   September 1, 2009      Aaa       4,320,720
  2,200,000   City and County of Honolulu, Hawaii,
                General Obligation Refunding Bonds,
                Ser. 1                                   5.600%   June 1, 2001           Aa2       2,297,812
  3,000,000   State of Hawaii, General Obligation
                Bonds of 1992, Series BW                 6.375%   March 1, 2011          A1        3,500,430
                                                                                                ------------
                                                                                                  10,118,962
                                                                                                ------------

IDAHO (.4%)
  1,540,000   Joint School District No. 2, Ada &
                Canyon Counties, Idaho, General
                Obligation School Bonds, Series 1994     5.000%   July 30, 2004          Aa2       1,627,703
                                                                                                ------------

ILLINOIS (4.8%)
    200,000   Charleston, Illinois, Water Works
                Improvement Bonds                        8.000%   January 1, 2000         A          209,390
  2,025,000   County of DuPage, Illinois, General
                Obligation Refunding Bonds (Alternate
                Rev. Source - Stormwater Project)        5.100%   January 1, 2004        Aaa       2,131,292
  3,785,000   DuPage County Forest Preserve District,
                Illinois, General Obligation, Ser.
                1997                                     4.900%   October 1, 2013        Aaa       3,854,001
  2,500,000   DuPage Water Commission, Illinois,
                General Obligation Water Refunding
                Bonds, Ser. 1992                         5.850%   March 1, 2000          Aaa       2,574,700
  2,000,000   Lake County, Illinois, Forest Preserve
                District General Obligation Refunding
                Bonds, Ser. 1992B                        5.700%   February 1, 2003       Aa2       2,141,400
  4,000,000   State of Illinois, General Obligation
                Bonds, Series September 1996             5.450%   September 1, 2009      Aaa       4,341,200
  2,000,000   State of Illinois, General Obligation
                Refunding Bonds, Series of June 1993     5.000%   June 1, 2003           Aa2       2,090,880
                                                                                                ------------
                                                                                                  17,342,863
                                                                                                ------------

INDIANA (2.4%)
  2,300,000   Indianapolis, Indiana, Local Public
                Improvement Bond Bank Refunding Bonds,
                Series 1993 B                            4.700%   February 15, 2004      Aaa       2,381,673
  2,000,000   Indianapolis, Indiana, Local Public
                Improvement Bond Bank, Series 1993A
                Bonds                                    5.250%   January 10, 2004       Aaa       2,122,040
    900,000   Monroe County Jail, Indiana, First
                Mortgage Refunding Bonds, Series 1993    4.900%   January 1, 2002        A1          927,225
    925,000   Monroe County Jail, Indiana, First
                Mortgage Refunding Bonds, Series 1993    4.900%   July 1, 2002           A1          955,645
  2,125,000   Southwest Allen, Indiana, High School
                Building Corp., 1st Mortgage Refunding
                Bonds, Series 1996B                      4.850%   July 15, 2006          Aaa       2,225,534
                                                                                                ------------
                                                                                                   8,612,117
                                                                                                ------------

IOWA (1.2%)
  2,000,000   City of Des Moines, Iowa, Sewer Rev.
                Bonds, Ser. 1992D                        6.000%   June 1, 2003           Aaa       2,137,620
  2,045,000   City of Iowa City, Johnson County, Iowa,
                Sewer Rev. Bonds                         5.875%   July 1, 2004           Aaa       2,175,348
                                                                                                ------------
                                                                                                   4,312,968
                                                                                                ------------

KANSAS (.1%)
    400,000   Johnson County Water District No. 1,
                Kansas, Water Rev., Ser. 1982A
                (Escrowed to maturity)                  10.250%   August 1, 2002         Aaa         446,416
                                                                                                ------------

LOUISIANA (1.5%)
  5,000,000   State of Louisiana, General Obligation
                Bonds, Series 1997A                      5.375%   April 15, 2011         Aaa       5,354,950
                                                                                                ------------

MARYLAND (3.8%)
  2,000,000   Howard County, Maryland, Consolidated
                Public Improvement Refunding Bonds,
                Ser. 1991B                               5.800%   August 15, 2001        Aaa       2,113,520

                                                                       35-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $5,750,000   Montgomery County, Maryland, General
                Obligation Cons. Pub. Impt., 1998 Ser.
                A                                        4.875%   May 1, 2013            Aaa    $  5,883,917
  2,840,000   Washington Suburban Sanitary District,
                Maryland, General Obligation Bonds
                (Prerefunded to 12-1-1998 @ 102)         7.000%   December 1, 2001       Aaa       2,897,084
  3,000,000   Washington Suburban Sanitary District,
                Maryland, Water Supply Refunding Bonds
                of 1991                                  6.000%   November 1, 1999       Aa1       3,079,920
                                                                                                ------------
                                                                                                  13,974,441
                                                                                                ------------

MICHIGAN (1.8%)
  2,465,000   Clarkston Community Schools, Michigan,
                General Obligation, 1998 Ref.            4.850%   May 1, 2012            Aaa       2,502,172
  3,800,000   Northville Public Schools, Michigan,
                1997 Sch. Bldg. & Site & Ref.            5.100%   May 1, 2011            Aaa       3,952,228
                                                                                                ------------
                                                                                                   6,454,400
                                                                                                ------------

MINNESOTA (5.1%)
  1,885,000   Anoka County, Minnesota, General
                Obligation Capital Improvement
                Refunding Bonds, Ser. 1992C              5.200%   February 1, 2001       A1        1,946,903
  3,000,000   Becker, Minnesota, Pollution Control
                Rev. Refunding Bonds, Ser 1989A,
                (Northern States Power Co. - Sherburne
                Cnty. Gen. Sta. Units 1 & 2 Proj.)       6.800%   April 1, 2007          A1        3,087,270
  1,500,000   County of Ramsey, Minnesota, General
                Obligation Capital Improvement
                Refunding Bonds, Ser. 1992C              5.400%   December 1, 2002       Aaa       1,593,495
  2,300,000   Osseo Area Schools, Minnesota, General
                Obligation Refunding Bonds, Series
                1993                                     4.600%   February 1, 2004       A1        2,375,256
  1,710,000   Southern Minnesota Municipal Power
                Agency, Power Supply System Revenue
                Bonds, Series 1993                       4.600%   January 1, 2004        A2        1,748,047
  3,215,000   State of Minnesota, General Obligation
                State Refunding Bonds                    5.125%   August 1, 2004         Aaa       3,388,481
  1,350,000   Stillwater, Minnesota, Independent
                School District # 834, General
                Obligation School Building Bonds, Ser.
                1991                                     6.250%   February 1, 1999       Aaa       1,357,236
  3,000,000   Wayzata Independent School District
                #284, Minnesota, General Obligation
                School Building Ref., Ser. 1998A         5.000%   February 1, 2012       Aa1       3,106,260
                                                                                                ------------
                                                                                                  18,602,948
                                                                                                ------------

MISSISSIPPI (1.2%)
  2,000,000   City of Jackson, Mississippi, Water and
                Sewer System Rev. Refunding Bonds,
                Series 1993-A                            4.850%   September 1, 2004      Aaa       2,091,920
  2,100,000   Jackson Public School District,
                Mississippi, General Obligation School
                Bonds, Ser. 1992                         5.800%   July 1, 2002           A1        2,239,482
                                                                                                ------------
                                                                                                   4,331,402
                                                                                                ------------

NEBRASKA (4.6%)
  2,850,000   City of Lincoln, Nebraska, Electric
                System Revenue Refunding Bonds, 1993
                Series A                                 4.700%   September 1, 2003      Aa2       2,950,633
  2,000,000   City of Lincoln, Nebraska, Water Revenue
                and Refunding Bonds, Series 1993         4.900%   August 15, 2003        Aa2       2,090,400
  3,000,000   Omaha Public Power District of Nebraska,
                Electric Systems Rev., Ser. A
                (Prerefunded to 2-1-2000 @ 101.5)        6.700%   February 1, 2005       AA        3,158,340
  6,000,000   Omaha Public Power District, Nebraska,
                Electric System Revenue Bonds, 1992
                Series B (Escrowed to maturity)          6.150%   February 1, 2012       Aa2       6,892,260
  1,500,000   Omaha, Nebraska, Public Power District
                Electric System Rev. Bonds, 1993
                Series B                                 5.100%   February 1, 2005       Aa2       1,588,500
                                                                                                ------------
                                                                                                  16,680,133
                                                                                                ------------

NEVADA (.6%)
  2,110,000   State of Nevada, General Obligation
                (Limited Tax) Hoover Uprating
                Refunding Bonds, Ser 1992                6.000%   October 1, 2001        Aa2       2,241,748
                                                                                                ------------

---------
      36

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
NEW MEXICO (.7%)
 $2,500,000   City of Albuquerque, New Mexico, Joint
                Water and Sewer Refunding Rev. Bonds,
                Ser. 1990B                               7.000%   July 1, 2003           Aa3    $  2,676,250
                                                                                                ------------

NEW YORK (.4%)
  1,250,000   State of New York, Power Authority
                General Purpose Bonds, Ser. Z
                (Escrowed to maturity)                   6.000%   January 1, 2001        Aaa       1,309,725
                                                                                                ------------

NORTH CAROLINA (2.5%)
  1,600,000   County of Buncombe, North Carolina,
                Refunding Bonds, Series 1993             5.100%   March 1, 2004          Aa2       1,692,640
  4,000,000   County of Wake, North Carolina, General
                Obligation School Bonds, Series 1997     4.900%   March 1, 2009          Aaa       4,214,280
  1,325,000   Winston-Salem, North Carolina, Water and
                Sewer System Revenue Bonds, Series
                1995B                                    5.000%   June 1, 2007           Aa2       1,413,801
  1,665,000   Winston-Salem, North Carolina, Water and
                Sewer System Revenue Bonds, Series
                1995B                                    5.100%   June 1, 2008           Aa2       1,774,890
                                                                                                ------------
                                                                                                   9,095,611
                                                                                                ------------

NORTH DAKOTA (.6%)
  2,000,000   Fargo, North Dakota, Water Revenue of
                1993 (Escrowed to maturity)              5.000%   January 1, 2004        Aaa       2,098,660
                                                                                                ------------

OHIO (1.9%)
  1,535,000   Columbus, Ohio, Sewer Improvement No. 27
                Refunding Bonds, Ser. 1991               5.900%   February 15, 2002      Aaa       1,638,152
  5,000,000   State of Ohio, Full Faith & Credit
                General Obligation Infrastructure
                Improvement Bonds, Series 1997           5.350%   August 1, 2012         Aa1       5,335,600
                                                                                                ------------
                                                                                                   6,973,752
                                                                                                ------------

OKLAHOMA (1.6%)
  1,500,000   City of Tulsa, Oklahoma, General
                Obligation Refunding Bonds of 1993       5.050%   June 1, 2002           Aa2       1,564,455
  1,050,000   Oklahoma City, Oklahoma, General
                Obligation Bonds, Series 1993            5.150%   May 1, 2003            Aa2       1,105,388
  1,050,000   Oklahoma City, Oklahoma, General
                Obligation Bonds, Series 1993            5.250%   May 1, 2004            Aa2       1,105,262
  2,000,000   Oklahoma City, Oklahoma, General
                Obligation Refunding Bonds, Series
                1993                                     5.300%   August 1, 2005         Aa2       2,148,340
                                                                                                ------------
                                                                                                   5,923,445
                                                                                                ------------

OREGON (1.8%)
  4,000,000   City of Portland, Oregon, Sewer System
                Revenue Bonds, Series 1994A              5.000%   June 1, 2011           Aaa       4,157,200
    150,000   Oregon Veterans' Welfare General
                Obligation Bonds, Ser. LXIV              9.000%   April 1, 1999          Aa2         152,963
  2,000,000   Washington and Clackamas Counties School
                District #23J (Tigard-Tualatin),
                Oregon, General Obligation Bonds,
                Series 1995                              5.550%   June 1, 2011           A1        2,136,400
                                                                                                ------------
                                                                                                   6,446,563
                                                                                                ------------

PENNSYLVANIA (1.2%)
  1,645,000   City of Lancaster, Lancaster County,
                Pennsylvania, General Obligation
                Bonds, Series A of 1998                  4.650%   May 1, 2013            Aaa       1,639,473
  2,695,000   City of Lancaster, Lancaster County,
                Pennsylvania, General Obligation
                Bonds, Series A of 1998                  4.750%   May 1, 2014            Aaa       2,694,892
                                                                                                ------------
                                                                                                   4,334,365
                                                                                                ------------

SOUTH CAROLINA (1.8%)
  1,625,000   Charleston County, South Carolina,
                General Obligation Bonds of 1994 (ULT)   5.400%   June 1, 2005           Aa3       1,756,073
  1,080,000   Charleston, South Carolina, Waterworks
                and Sewer Systems Rev. Refunding
                Bonds, Ser. 1986A (Prerefunded to
                1-1-1999 @ 100.5)                        6.900%   January 1, 2003        A1        1,088,813
  1,700,000   State of South Carolina, General
                Obligation State Highway Bonds, Series
                1995                                     5.100%   August 1, 2008         Aaa       1,821,601

                                                                       37-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $1,700,000   State of South Carolina, General
                Obligation State Highway Bonds, Series
                1995                                     5.250%   August 1, 2009         Aaa    $  1,827,211
                                                                                                ------------
                                                                                                   6,493,698
                                                                                                ------------

TENNESSEE (4.1%)
  2,000,000   Nashville & Davidson County, Tennessee,
                Electric System Rev. Bonds, 1992
                Series B                                 5.500%   May 15, 2002           Aa3       2,112,500
  2,000,000   Nashville & Davidson County, Tennessee,
                General Obligation Refunding Bonds of
                1993                                     5.000%   May 15, 2003           Aa2       2,095,880
  1,800,000   Nashville & Davidson County, Tennessee,
                General Obligation Refunding Bonds of
                1993                                     5.000%   May 15, 2005           Aa2       1,903,626
  1,500,000   Nashville & Davidson County, Tennessee,
                Water and Sewer Revenue Refunding
                Bonds, Series 1993                       4.900%   January 1, 2004        Aaa       1,566,435
  4,500,000   Nashville & Davidson County, Tennessee,
                Water and Sewer Revenue Refunding
                Bonds, Series 1996                       5.250%   January 1, 2008        Aaa       4,843,125
  1,200,000   Shelby County, Tennessee, General
                Obligation Refunding Bonds, 1992 Ser.
                B                                        5.200%   March 1, 2001          Aa2       1,241,652
  1,000,000   Williamson County, Tennessee, Public
                Works Refunding Bonds, Ser. 1992         5.650%   March 1, 2002          Aa1       1,058,550
                                                                                                ------------
                                                                                                  14,821,768
                                                                                                ------------

TEXAS (6.4%)
  2,500,000   Austin Independent School District,
                Texas, Unlimited Tax Refunding Bonds,
                Ser. 1991                                6.200%   August 1, 1999         Aaa       2,552,100
  2,355,000   Carrollton-Farmers Branch Independent
                School District (Dallas and Denton
                Counties, Texas) School Building
                Unlimited Tax Bonds, Series 1996         5.200%   February 15, 2008      Aaa       2,489,518
  2,000,000   City of Dallas, Texas, Waterworks and
                Sewer System Rev. Refunding Bonds,
                Series 1993                              4.900%   April 1, 2004          Aa2       2,074,120
  1,840,000   City of Dallas, Texas, Waterworks and
                Sewer System Revenue Bonds, Series
                1994A                                    6.375%   October 1, 2012        Aa2       1,986,390
  1,900,000   Fort Worth Independent School District,
                Texas, School Building Unlimited Tax
                Bonds, Ser. 1989 (Prerefunded to
                2-15-1999 @ 100)                         6.750%   February 15, 2006      AAA       1,914,250
  2,000,000   Harris County, Texas, Road and Refunding
                Bonds, Series 1993                       4.700%   October 1, 2004        Aa2       2,080,780
  1,235,000   San Antonio, Texas, Water System Rev.
                Refunding Bonds, Ser. 1992               5.800%   May 15, 1999           Aaa       1,250,475
    255,000   San Antonio, Texas, Water System Rev.
                Refunding Bonds, Ser. 1992 (Escrowed
                to maturity)                             5.800%   May 15, 1999           Aaa         258,162
  1,000,000   State of Texas, Public Finance Authority
                General Obligation Bonds, Ser 1990A
                (Prerefunded to 10-1-1999 @ 100)         7.000%   October 1, 2000        AA        1,031,890
  1,000,000   State of Texas, Public Finance Authority
                General Obligation Bonds, Ser. 1990A     7.000%   October 1, 1999        Aa2       1,032,180
  3,000,000   State of Texas, Public Finance
                Authority, General Obligation
                Refunding Bonds, Series 1996B            5.400%   October 1, 2008        Aa2       3,236,010
  1,000,000   State of Texas, Veterans' Land Board
                General Obligation Bonds, Ser. 1984      9.000%   December 1, 2000       Aa2       1,053,700
  2,000,000   Texas Public Finance Authority, State of
                Texas, General Obligation Refunding
                Bonds, Ser. 1992A                        5.700%   October 1, 2003        Aa2       2,163,560
                                                                                                ------------
                                                                                                  23,123,135
                                                                                                ------------

UTAH (1.4%)
  2,000,000   Davis County School District, Davis
                County, Utah, General Obligation
                Refunding Bonds, Series 1993A            4.500%   June 1, 2004           Aaa       2,055,920
  2,780,000   Salt Lake County, Utah, General
                Obligation Jail Bonds, Series 1995       5.000%   December 15, 2007      Aaa       2,938,599
                                                                                                ------------
                                                                                                   4,994,519
                                                                                                ------------

VIRGINIA (.5%)
  1,685,000   Hampton Roads Sanitation District,
                Virginia, Wastewater Refunding and
                Capital Improvement Revenue Bonds,
                Series 1993                              4.700%   October 1, 2004        Aa        1,753,057
                                                                                                ------------

---------
      38

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
WASHINGTON (8.3%)
 $2,000,000   City of Seattle, Washington, Unlimited
                Tax General Obligation Refunding Bonds
                of 1993                                  4.800%   December 1, 2004       Aaa    $  2,066,860
  2,000,000   City of Vancouver, Washington, Water and
                Sewer Revenue Refunding Bonds, 1998      4.600%   June 1, 2013           Aaa       1,977,480
  2,605,000   City of Vancouver, Washington, Water and
                Sewer Revenue Refunding Bonds, 1998      4.650%   June 1, 2014           Aaa       2,569,338
  2,520,000   Federal Way School District No. 210,
                King County, Washington, Unlimited Tax
                General Obligation and Refunding
                Bonds, Series 1993                       5.250%   December 1, 2003       Aaa       2,679,163
  2,500,000   King County, Washington, Health Care
                Capital Improvement Bonds (Harborview
                Project), Ser. 1988 B, (Prerefunded to
                12-1-1998 @ 100)                         7.300%   December 1, 2005       NR        2,500,275
  2,495,000   Seattle, Washington, Water System
                Revenue 1998                             5.000%   October 1, 2013        Aa2       2,562,190
  4,500,000   State of Washington, General Obligation
                Bonds, Series 1993A                      5.750%   October 1, 2012        Aa1       5,054,580
  2,000,000   State of Washington, Motor Vehicle Fuel
                Tax General Obligation Bonds (State
                Route 90), Ser CC-8 (Prerefunded to
                3-1-1999 @ 100)                          7.100%   March 1, 2000          Aaa       2,019,960
  2,600,000   Washington Public Power Supply System
                Nuclear Project No. 1, Rev. Refunding
                Bonds, Ser. 1989A (Prerefunded to
                7-1-1999 @ 102)                          7.500%   July 1, 2007           Aaa       2,716,740
  1,000,000   Washington Public Power Supply System
                Nuclear Project No. 1, Rev. Refunding
                Bonds, Ser. 1990C                        7.700%   July 1, 2002           Aa1       1,123,340
  1,500,000   Washington Public Power Supply System
                Nuclear Project No. 2, Rev. Refunding
                Bonds, Ser. 1990A (Prerefunded to
                7-1-2000 @ 102)                          7.625%   July 1, 2008           Aaa       1,622,985
  1,250,000   Washington Public Power Supply System
                Nuclear Project No. 3, Refunding Rev.
                Bonds, Ser. 1991A                        6.250%   July 1, 2000           Aa1       1,299,400
  2,000,000   Washington Public Power Supply System
                Nuclear Project No. 3, Refunding
                Revenue Bonds, Series 1993C              4.800%   July 1, 2003           Aa1       2,064,680
                                                                                                ------------
                                                                                                  30,256,991
                                                                                                ------------

WEST VIRGINIA (.7%)
  2,540,000   State of West Virginia, State Road
                General Obligation Bonds, Series 1998    5.000%   June 1, 2013           Aaa       2,609,393
                                                                                                ------------

WISCONSIN (4.8%)
  2,180,000   Dane County, Wisconsin, General
                Obligation Refunding Bonds, Series
                1998B                                    4.800%   March 1, 2012          Aaa       2,215,687
  2,220,000   Dane County, Wisconsin, General
                Obligation Refunding Bonds, Series
                1998B                                    4.800%   March 1, 2013          Aaa       2,241,334
  3,500,000   Milwaukee, Wisconsin, Metropolitan
                Sewerage District General Obligation
                Capital Purpose Bonds, Ser. 1990A
                (Escrowed to maturity)                   6.700%   October 1, 2002        Aa1       3,865,505
  2,000,000   State of Wisconsin, General Obligation
                Bonds of 1995, Series A (Prerefunded
                to 5-1-2005 @ 100)                       6.000%   May 1, 2008            Aa2       2,222,020
  2,000,000   State of Wisconsin, General Obligation
                Refunding Bonds of 1993, Series 1        5.300%   November 1, 2003       Aa2       2,128,780
  2,500,000   State of Wisconsin, General Obligation
                Refunding Bonds of 1993, Series 2        5.125%   November 1, 2010       Aa2       2,673,825
  2,000,000   State of Wisconsin, General Obligation
                Refunding Bonds of 1993, Series 3        4.750%   November 1, 2003       Aa2       2,080,820
                                                                                                ------------
                                                                                                  17,427,971
                                                                                                ------------

WYOMING (.5%)
  1,600,000   Natrona County, Wyoming, School District
                No. 1 General Obligation Bonds, Ser
                1994                                     5.450%   July 1, 2006           Aaa       1,707,632
                                                                                                ------------
TOTAL LONG-TERM MUNICIPAL BONDS
  (cost $335,434,953)                                                                            356,878,236
                                                                                                ------------

                                                                       39-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

 PRINCIPAL
  AMOUNT                                                                                           VALUE
-----------                                                                                     ------------
SHORT-TERM INVESTMENTS (3.3%)
 $6,180,000   General Motors Acceptance Corp., 4.860%,
                December, 1998                                                                  $  6,185,845
  6,000,000   U.S. Treasury Bills, 3.600% to 4.760%,
                December, 1998 to February, 1999                                                   5,973,340
                                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $12,160,269)                                                                              12,159,185
                                                                                                ------------

TOTAL INVESTMENTS (101.6%)
  (cost $347,595,222)                                                                            369,037,421

LIABILITIES, LESS CASH AND OTHER ASSETS (-1.6%)                                                   (5,945,852)
                                                                                                ------------
NET ASSETS (100.0%)                                                                             $363,091,569
                                                                                                ------------
                                                                                                ------------

Notes:

(a) At November 30, 1998, net unrealized appreciation of $21,442,199 consisted of gross unrealized appreciation of $21,495,741 and gross unrealized depreciation of $53,542 based on cost of $347,595,222 for federal income tax purposes.
(b)  Ratings are unaudited. NR denotes no rating available.

                See accompanying notes to financial statements.

---------
      40

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $347,595,222)                                     $369,037,421
  Cash                                                     463,300
  Receivable for:
    Interest                              $5,789,168
    Shares of the Fund sold                   26,800
    Sundry                                     5,316     5,821,284
                                          ----------
  Prepaid expenses                                          15,912
                                                      ------------
  Total assets                                         375,337,917
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       3,110,719
  Payable for:
    Shares of the Fund redeemed            2,207,354
    Securities purchased                   6,795,478
    Other (including $118,027 to
     Manager)                                132,797
                                          ----------
                                                         9,135,629
                                                      ------------
    Total liabilities                                   12,246,348
                                                      ------------
Net assets applicable to 42,443,593
  shares outstanding of
  $1.00 par value common stock
  (100,000,000 shares authorized)                     $363,091,569
                                                      ------------
                                                      ------------
Net asset value, offering price and
  redemption price per share                          $       8.55
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $341,712,231
  Accumulated net realized loss on sales
    of investments                                         (62,861)
  Net unrealized appreciation of
    investments                                         21,442,199
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $363,091,569
                                                      ------------
                                                      ------------

                See accompanying notes to financial statements.

                                                                       41-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          -----------------------
                                             1998         1997
                                          -----------  ----------
INVESTMENT INCOME:
  Taxable interest                        $   548,684     450,856
  Tax-exempt interest                      18,524,272  18,341,212
                                          -----------  ----------
  Total investment income                  19,072,956  18,792,068
EXPENSES:
  Investment advisory and management
    fees                                      425,519     400,859
  Professional fees                            27,144      24,708
  ICI dues                                      9,948      12,133
  Registration fees                             7,226       5,627
  Fidelity bond expense                         3,768       4,158
  Directors' fees                               5,420       3,300
  Reports to shareowners                        3,591       3,204
  Security evaluation fees                     19,711      18,314
  Franchise taxes                              19,353      17,859
  Custodian fees                               10,425      13,387
  Proxy and related expense                     3,710          --
  Other                                           140         113
                                          -----------  ----------
  Total expenses                              535,955     503,662
                                          -----------  ----------
Net investment income                      18,537,001  18,288,406
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                               (62,861)         --
  Change in net unrealized appreciation
    or depreciation                         5,100,703    (222,358)
                                          -----------  ----------
Net realized and unrealized gain (loss)
  on investments                            5,037,842    (222,358)
                                          -----------  ----------
Net change in net assets resulting from
  operations                              $23,574,843  18,066,048
                                          -----------  ----------
                                          -----------  ----------

                See accompanying notes to financial statements.

---------
      42

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 18,537,001   18,288,406
  Net realized loss on sales of
    investments                                (62,861)          --
  Change in net unrealized appreciation
    or depreciation                          5,100,703     (222,358)
                                          ------------  -----------
  Net change in net assets resulting
    from operations                         23,574,843   18,066,048
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income (per share $.45
    in 1998, and $.47 in 1997)             (18,537,001) (18,288,406)
  Net realized gain (per share $.003 in
    1997)                                           --     (121,825)
                                          ------------  -----------
  Total distributions to shareowners       (18,537,001) (18,410,231)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 38,871,460   27,490,904
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           13,564,060   14,256,886
                                          ------------  -----------
                                            52,435,520   41,747,790
  Less payments for shares redeemed         30,744,422   26,190,599
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        21,691,098   15,557,191
                                          ------------  -----------
Total increase in net assets                26,728,940   15,213,008
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        336,362,629  321,149,621
                                          ------------  -----------
  End of year                             $363,091,569  336,362,629
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

                                                                       43-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                ---------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995        1994      1993      1992      1991      1990      1989
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year                          $  8.43      8.44      8.50      7.88        8.59      8.34      8.15      7.98      7.96      7.76
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income            0.45      0.47      0.48      0.48        0.48      0.50      0.53      0.54      0.58      0.58
  Net gain or loss on
    investments (both realized
    and unrealized)                0.12     (0.01)    (0.06)     0.62       (0.69)     0.25      0.19      0.17      0.02      0.20
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total from investment
    operations                     0.57      0.46      0.42      1.10       (0.21)     0.75      0.72      0.71      0.60      0.78
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income           (0.45)    (0.47)    (0.48)    (0.48)      (0.48)    (0.50)    (0.53)    (0.54)    (0.58)    (0.58)
  Capital gains (a)                  --        --        --        --       (0.02)       --        --        --        --        --
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total distributions              (.45)    (0.47)    (0.48)    (0.48)      (0.50)    (0.50)    (0.53)    (0.54)    (0.58)    (0.58)
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, end of year    $  8.55      8.43      8.44      8.50        7.88      8.59      8.34      8.15      7.98      7.96
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
TOTAL RETURN                       6.82%     5.68%     5.21%    14.25%      (2.55)%    9.17%     9.05%     9.17%     7.78%    10.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $ 363.1     336.4     321.1     307.4       269.9     276.4     211.3     167.2     132.8     110.0
Ratio of expenses to average
  net assets                       0.15%     0.15%     0.16%     0.17%(b)    0.16%     0.18%     0.19%     0.21%     0.23%     0.25%
Ratio of net investment income
  to average net assets            5.29%     5.61%     5.76%     5.80%       5.80%     5.84%     6.36%     6.75%     7.30%     7.42%
Portfolio turnover rate               6%        6%        6%        7%          8%        5%        4%        2%        8%        7%

----------

(a) Distributions representing less than $.01 were made in 1997, 1996, 1993 and 1992.
(b)  The ratio based on net custodian expenses would have been .16% in 1995.

---------
      44

                            STATE FARM MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The investment objective of the STATE FARM GROWTH FUND, INC. (GROWTH FUND) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in income producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income.

The investment objective of the STATE FARM BALANCED FUND, INC. (BALANCED FUND) is to provide its shareowners income and some long-term growth of both principal and income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

The investment objective of the STATE FARM INTERIM FUND, INC. (INTERIM FUND) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

The investment objective of the STATE FARM MUNICIPAL BOND FUND, INC. (MUNICIPAL BOND FUND) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of long-term Municipal Bonds, including industrial revenue bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Boards of Directors or their delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and original issue discounts on tax-exempt securities in the Municipal Bond Fund are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

SECURITIES PURCHASED ON A 'WHEN-ISSUED' BASIS

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each business day other than weekend and holiday closings, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values for the Growth Fund, Balanced Fund, and Interim Fund are determined as of 3:00 p.m. Bloomington, Illinois time. The net asset value for the Municipal Bond Fund is determined as of 1:00 p.m. Bloomington, Illinois time. The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

                                                                       45-------

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Funds respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

On December 18, 1998, the Growth Fund declared an ordinary income dividend of $.28 per share and a capital gain distribution of $.045 per share to shareowners of record on December 18, 1998 (reinvestment date December 21, 1998).

On December 18, 1998, the Balanced Fund declared an ordinary income dividend of $.73 per share and a capital gain distribution of $.0225 per share to shareowners of record on December 18, 1998 (reinvestment date December 21,
1998).

The accumulated net realized loss on sales of investments at November 30, 1998 for the Interim Fund, amounting to $3,215,248, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows:
$92,150 in 1999, $22,669 in 2000, $162,716 in 2001, $335,277 in 2002, $321,293
in 2003, $363,957 in 2004, $922,190 in 2005, and $994,996 in 2006. A capital loss carryover of $40,572 expired in 1998 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital on the Statement of Assets and Liabilities.

The accumulated net realized loss on sales of investments at November 30, 1998 for the Municipal Bond Fund, amounting to $62,861, is available to offset future taxable gains. If not applied, the capital loss carryover expires in 2006.

EQUALIZATION ACCOUNTING

A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

State Farm Growth Fund, Inc.                        .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Balanced Fund, Inc.                      .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Interim Fund, Inc.                       .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

State Farm Municipal Bond Fund, Inc.                .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

The Manager guarantees that all operating expenses of each Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of each Fund's average net assets annually.

---------
      46

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under the terms of these agreements, the Funds incurred the following fees for the fiscal years ended November 30, 1998 and 1997:

                                             1998       1997
                                          ----------  ---------

State Farm Growth Fund, Inc.              $2,221,492  1,705,166
State Farm Balanced Fund, Inc.               980,972    829,724

State Farm Interim Fund, Inc.                199,209    184,551

State Farm Municipal Bond Fund, Inc.         425,519    400,859

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.
Certain officers and/or directors of each Fund are also officers and/or directors of the Manager. The Funds made no payments to its officers or directors during the fiscal years ended November 30, 1998 and 1997, except for the following directors fees paid to the Funds independent directors:

                                           1998    1997
                                          -------  -----
State Farm Growth Fund, Inc.              $15,300  9,900

State Farm Balanced Fund, Inc.              7,650  4,950
State Farm Interim Fund, Inc.               2,550  1,650
State Farm Municipal Bond Fund, Inc.        5,100  3,300

4. INVESTMENT TRANSACTIONS

Investment transactions (exclusive of short-term instruments, tax free exchanges, and spin-offs) for each of the fiscal years ended November 30, were as follows:

                                              1998         1997
                                          ------------  -----------
STATE FARM GROWTH FUND, INC.

Purchases                                 $309,663,058  132,033,944

Proceeds from sales                         14,874,459   89,316,149
STATE FARM BALANCED FUND, INC.
Purchases                                   92,615,420   69,819,614

Proceeds from sales                         17,698,918   39,223,469
STATE FARM INTERIM FUND, INC.
Purchases                                   52,146,094   25,775,703
Proceeds from sales                         16,756,328   15,750,000
STATE FARM MUNICIPAL BOND FUND, INC.

Purchases                                   48,047,861   28,925,145

Proceeds from sales                         20,915,700   17,572,918

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in each Fund's statement of changes in net assets are in respect of the following number of shares:

                                             1998        1997
                                          ----------  ----------
STATE FARM GROWTH FUND, INC

Shares sold                                8,122,332   7,264,071

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions               2,034,859   3,552,864
                                          ----------  ----------

                                          10,157,191  10,816,935

Less shares redeemed                       5,105,810   4,136,630
                                          ----------  ----------

Net increase in shares outstanding         5,051,381   6,680,305
                                          ----------  ----------
                                          ----------  ----------
STATE FARM BALANCED FUND, INC.

Shares sold                                3,094,918   2,605,702

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions                 785,967   1,017,327
                                          ----------  ----------

                                           3,880,885   3,623,029

Less shares redeemed                       2,390,819   1,979,036
                                          ----------  ----------

Net increase in shares outstanding         1,490,066   1,643,993
                                          ----------  ----------
                                          ----------  ----------
STATE FARM INTERIM FUND, INC.

Shares sold                               10,094,227   5,855,197

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions                 748,608     728,582
                                          ----------  ----------

                                          10,842,835   6,583,779

Less shares redeemed                       6,846,009   5,913,858
                                          ----------  ----------

Net increase in shares outstanding         3,996,826     669,921
                                          ----------  ----------
                                          ----------  ----------
STATE FARM MUNICIPAL BOND FUND, INC.

Shares sold                                4,573,153   3,283,948

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions               1,593,850   1,706,790
                                          ----------  ----------

                                           6,167,003   4,990,738

Less shares redeemed                       3,616,812   3,132,346
                                          ----------  ----------

Net increase in shares outstanding         2,550,191   1,858,392
                                          ----------  ----------
                                          ----------  ----------

                                                                       47-------